SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event report) January 12, 1996

         PENNSYLVANIA                 0-15864              95-4091769
- -----------------------------     ---------------       -------------------
(State or other jurisdiction        (Commission            (Employer
     of incorporation)              File Number)        Identification No.)

         700 ABBOTT DRIVE, BROOMALL, PENNSYLVANIA        19008-4373
        ------------------------------------------      ------------
         (Address of principal executive offices)        (Zip Code)


        Registrant's Telephone Number, Including Area Code 610-328-1040


                                 Not Applicable
- -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                               SCAN-GRAPHICS, INC.

                                     ITEM #2



     On December 29, 1995, an agreement was entered into between SCAN-GRAPHICS, Inc., and the shareholders of Tangent Engineering, Inc., whereby SCAN-GRAPHICS, Inc. acquired and the shareholders of Tangent Engineering, Inc. transferred all the issued and outstanding stock in a transaction intended to qualify as a reorganization within the meaning of Section 368(a) (i) B of Code. SCAN-GRAPHICS, Inc. and the shareholders of Tangent Engineering, Inc. adopted the Plan of Reorganization per the attached Exhibit "AGREEMENT AND PLAN OF REORGANIZATION."


                                     ITEM #7


     Audited Financial Statements of the acquired business will be filed within 60 days.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           SCAN-GRAPHICS, INC.




                                    BY: /s/ JOSEPH N. BATTISTA
                                        ----------------------------------
                                            Joseph N. Battista
                                            Vice President Finance


January 12, 1996
(Date)

                      AGREEMENT AND PLAN OF REORGANIZATION


         Agreement dated as of December 29, 1995 between Scangraphics, Inc., a Pennsylvania corporation ("Scangraphics") and Robert J. Bornhofen and Ronald J. Nowak ("Shareholders"), being the owners of record of all the issued and outstanding stock of Tangent Engineering, Inc., a Colorado corporation ("Tangent").

                                     RECITAL
         Scangraphics wishes to acquire and the Shareholders wish to transfer all the issued and outstanding stock of Tangent in a transaction intended to qualify as a reorganization within the meaning of Section 368(a)(i)B of Code.

         NOW, THEREFORE, Scangraphics and the Shareholders adopt this Plan of Reorganization and agree as follows:

                                    ARTICLE I

         1.1 Number of Shares. The Shareholders agree to transfer to Scangraphics a number of shares of common stock of Tangent, no par value, as shown in paragraph 3.1(v) hereof, in exchange for an aggregate of one million shares of voting common stock of Scangraphics $.001 par value per share, to be issued at closing to the Shareholders in the numbers shown opposite their names in paragraph 3.1(v) hereof.

         1.2 Delivery of Certificates by Shareholders. A transfer of Tangent shares by Shareholders will be effective by delivery to Scangraphics at the Closing of certificates representing the transferred shares endorsed in blank or accompanied by stock powers executed in blank, with all necessary transfer tax and other revenue stamps, acquired at Shareholders' expense, affixed.

         1.3 Further Assurances. At the Closing, the Shareholders will execute such additional instruments and take such other action as Scangraphics may request in order to effectively assign the transferred stock to Scangraphics and confirm Scangraphics title thereto.

         1.4 Changes in Scangraphics Capitalization. Between the dates hereof and the closing, there shall be no changes in Scangraphics common stock, there shall be no further common stock issued nor shall any common stock be purchased by Scangraphics as treasury stock or for cancellation.

         1.5 Lettered Stock and Registration. All shares of stock being issued by Scangraphics to shareholders will be unregistered stock and such stock certificates will contain appropriate legends regarding the same. Scangraphics is, however, in the midst of preparing a registration statement on Form S-3 registering the stock and warrants of all stockholders and warrant holders of Scangraphics whose stock and warrants are not currently registered.

Such registration will take place and all stocks and warrants will be registered within ninety (90) days after Scangraphics shall receive the necessary audited financial statements of Tangent to complete the filing.

                                   ARTICLE II

                                     CLOSING

         The Closing of the transaction contemplated hereby (the "Closing") shall be held at the Offices of Dilworth, Paxson, Kalish & Kauffman, 3200 Mellon Bank Center, 1735 Market Street, Philadelphia, PA 19103 at 9:00 A.M. on December 29, 1995 (the "Closing Date"), or at such other place as the parties hereto may mutually agree in writing, time being of the essence.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         3.1      Representations and Warranties of the Shareholders.

         The Shareholders represent and warrant to Scangraphics that, except as set forth in the Disclosure Schedule of the Shareholders in the form of Schedule
3.1 attached hereto:

               (a) Organization and Qualification. Tangent is a Colorado corporation duly organized, validly existing and in good standing under the laws of Colorado. Tangent is duly licensed or qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which the properties and assets now owned or leased by Tangent or nature of the business now conducted by it requires Tangent to be so licensed or qualified and where the failure when taken together with all other such failures would not have a Material Adverse Effect on the business operations or financial conditions of Tangent, and has listed all such foreign jurisdictions in the Disclosure Schedule of the Shareholders.

               (b) Authorization and Approval. The Shareholders have all requisite power and authority to execute and deliver this Agreement and the Conveyance Documents, to transfer the Shares to Scangraphics, to consummate the transactions contemplated hereby and thereby and to perform all the terms and conditions hereof to be performed by them. The execution and delivery by the Shareholders of this Agreement and the Conveyance Documents. The performance by the Shareholders of all the terms and conditions hereof and thereof to be performed by them and each of them and the consummation of the transactions contemplated hereby and thereby have been duly authorized.

          This Agreement and the Conveyance Documents, when executed by the Shareholders and Scangraphics, constitute or will constitute the legal, valid and binding obligations of the Shareholders enforceable against them in accordance with their respective terms.

               (c) The authorized capital of Tangent consists of 1000 shares of common stock having no par value. As of the date hereof, there are 720 shares of common stock issued and outstanding. All issued and outstanding stock are duly authorized, validly issued, fully paid, nonassessable, and are not subject to and were not issued in violation of any preemptive rights. Eighty (80) Tangent shares are held by Tangent in its Treasury unless Treasury shares have been eliminated by law. Except as set forth in Section 3.1(c) of the Shareholders Disclosure Schedule, there are no options, warrants, calls, rights, subscriptions, convertible securities or other rights or agreements, arrangements or commitments of any kind relating to the issued or unissued capital stock of Tangent to issue transfer or sell any securities of Tangent, or securities or other instruments convertible into or exchangeable or exercisable for any securities of Tangent. Except as set forth in Section 3.1(c) of Shareholders Disclosure Schedule, there are no stockholder agreements, floating trust or other agreements or understandings to which Tangent is a party or is bound relating to the voting or transfer of any such shares nor are there any such contract to which Shareholders are bound. There is no outstanding contractual or obligations of Tangent to purchase, redeem or otherwise acquire any shares of Tangent common stock or preferred stock. Tangent does not have any equity investment in any corporation, association, partnership, joint venture or any other entity other than as set forth in Section 3.1(c) of Shareholders Disclosure Schedule.

                  (d) No Violation: Consents. This Agreement and the execution and delivery hereof by the Shareholders do not, and the fulfillment and compliance with the terms and conditions hereof and the consummation of the transactions contemplated hereby will not:

                         (i) violate or conflict with or require any consent
                    under any provision of the articles of incorporation, bylaws or equivalent governing instruments of Tangent;

                         (ii) violate or conflict with any provision of, or
                    require any filing, consent, authorization or approval under, any law or administrative regulation or any judicial, administrative or arbitration order, award, judgment, writ, injunction or decree applicable to or binding upon the Shareholders or Tangent (assuming receipt of all governmental consents and the making of all governmental filings typically required or made after consummation of transactions of the nature contemplated by this Agreement);

                         (iii) conflict with, result in a breach of, constitute
                    a default under (whether with notice or the lapse of time or both), or accelerate or permit the acceleration of the performance required by, or require any consent, authorization or approval under (A) any mortgage, indenture, loan or credit agreement or any other agreement or instrument evidencing indebtedness for money borrowed to which the Shareholders or Tangent are a party or by which the Shareholders or Tangent are bound or to which any of their assets or properties are subject; (B) any lease, license, contract or other agreement or instrument to which the Shareholders or Tangent are a party or by which they are bound or to which any of their assets or properties is subject or (C) any order, judgment or decree to which they are a party or by which they are bound or to which they or any of their assets or properties are subject; or

                         (iv) result in the creation or imposition of any Lien
                    upon the assets or properties of the Shareholders or Tangent;

which violation, conflict, breach, default, acceleration, Lien or the failure to make or obtain which filing, consent, authorization or approval will or might reasonably be expected to have a Material Adverse Effect on the assets or business of Tangent.

                  (e) No Default. The Shareholders and Tangent are not in default under, and no condition exists that with notice or lapse of time or both would constitute a default under, (i) any mortgage, loan or credit agreement, indenture, evidence of indebtedness or other instrument evidencing borrowed money to which they are a party or by which they or any of their assets properties are bound or to which any of their assets or properties are subject; (ii) any judgment, order or injunction of any court, arbitrator or governmental agency or (iii) any other agreement, contract, lease, license or other instrument, which default or potential default in any such case will or might reasonably be expected to have a Material Adverse Effect.

                  (f) Compliance with Laws. To the best of their knowledge, the Shareholders and Tangent are not in violation of any law, regulation, order, judgment or decree of any federal or state court or governmental authority applicable to their respective businesses and operations, which violation would or might reasonably be expected to have a Material Adverse Effect on the business or assets of Tangent.

                  (g)      Financial Statements.

                           (i) Attached hereto as Exhibit A are true and
                  complete copies of the Balance Sheets, Income and Loss Statements, Cash Flow Statements and all footnotes of Tangent (collectively, the "Financial Statements" of Tangent) which have been tendered by the Shareholders to Scangraphics prior to the execution of this Agreement.

                           (A)      1993 Financial Statements.
                           (B)      1994 Financial Statements.
                           (C)      November 30, 1995 Financial Statements.

                           (ii) The Financial Statements have been prepared in
                  conformity with generally accepted accounting principles, applied on a consistent basis during the periods involved and each presents fairly the results of operations and changes of financial condition of Tangent for the period presented therein, as the case may be. Except to the extent set forth on the Tangent balance sheets or in Section 3.1(g) of Tangent's Disclosure Schedule, Tangent has no liabilities or obligations (whether absolute, accrued, fixed, contingent, liquidated, unliquidated or otherwise and whether due or to become due) except liabilities and obligations incurred since the date of Tangent's balance sheet of November 30, 1995 in the ordinary course of business, consistent with past practices, that are not in the aggregate, material to Tangent taken as a whole.

                  (h) Title to Assets. Tangent will have at Closing, good, marketable and indefeasible title to all the Assets listed on the Financial Statements, in each case free and clear of all Liens, except for the liens specifically listed in Shareholders Disclosure Schedule. Tangent has not received any written notice of any material adverse claim that has not been satisfied with respect to its title to any material Permit, right-of-way, easement or lease on or under which their facilities are located. With respect to any real or personal property leased to Tangent for use in the Business. the terms "title to all the assets" shall be construed to mean ownership of such lease rather than title to the property. Tangent enjoys peaceful and undisturbed possession under all material Permits or leases under which the Business is operating, and all such Permits and leases are valid. subsisting and in full force and effect. It is understood, however, that Tangent owns many intangible assets and trade secrets involving its processes, operations and business, and while not listed on the financial statements, all such intangible properties are part of the assets of Tangent and there shall be no disclosure of such tangible to any third person except in the ordinary course of business consistent with past practices.

                  (i) Absence of Certain Changes. Except as disclosed to Scangraphics in this Agreement, the Financial Statement or in any other exhibit or schedule this Agreement, since November
         30, 1995, there has not been:

                           (i)      any Material Adverse Change;

                           (ii) any damage, destruction or loss suffered by the
                  Business or with respect to the Assets, whether covered by insurance or not, that has had, or might reasonably be expected to have a Material Adverse Effect;

                           (iii) any material change by Tangent in accounting
                  methods or principles applicable to the Business or the Assets that would be required to be disclosed under generally accepted accounting principles, consistently applied with past practices of Tangent;

                           (iv) any sale, lease or other disposition of
                  properties and assets of the Tangent included in the Assets or used in the Business, other than those in the ordinary course of business consistent with past practices;

                           (v) any borrowing of funds, agreement to borrow funds
                  or guaranty by Tangent affecting or relating to the Assets or the Business, or any termination or material amendment of any evidence of indebtedness, contract, agreement. deed, mortgage, lease, license or other instrument to which Tangent is bound or by which any of it or its assets or properties is bound or to which any of its assets or properties is subject other than in the ordinary course of business consistent with past practices;

                           (vi) the creation or imposition of any Lien on any of
                  the assets, tangible or intangible, of Tangent that constitute part of the Assets or are used in the Business:

                           (vii) any other changes in the assets, liabilities,
                  financial condition or prospects of Tangent affecting or relating to the Assets or the Business, except for changes in the ordinary course of business consistent with past practices; or

                           (viii) any contract, commitment or agreement to do
                  any of the foregoing.

                  (j) Contracts, Agreements, Plans and Commitments. The Disclosure Schedule of the Shareholders sets forth a true and complete list of all contracts, agreements, leases, guaranties, plans and commitments of the following nature to which Tangent is a party or by which it or any of its assets or properties is bound or to which any of its assets or properties are subject as of the date hereof that affect or relate in any way to the Assets or the Business:

                           (i) any contract, commitment or agreement involving in excess of $25,000 in any one year, including, but not limited to, the items listed in Sections 3.1(j) (ii) -
                  (xix);

                           (ii) any indenture, trust, loan agreement, promissory
                  note or other contract or obligation, including any guarantee, under which the Shareholders or Tangent have outstanding indebtedness, obligation or liability for borrowed money;

                           (iii) any lease or sublease for the use or occupancy
                  of real property;

                           (iv) any agreement that restricts the right of Tangent to engage in any type of business;

                           (v) any agreement by Tangent of surety, guarantee or indemnification;

                           (vi)  any contract or commitment for capital
                  expenditures or the acquisition or construction of fixed assets;

                           (vii) any license or royalty agreement;

                           (viii) any contract which grants to any person a
                  preferential right to purchase any of the assets of the Tangent;

                           (ix) any contract, agreement or commitment with
                  respect to the discharge or removal of Materials of Environmental Concern:

                           (x) any contract or agreement with consultants
                  which is not terminable upon 30 days' notice or less;

                           (xi) any contract which continues (including any
                  renewals or extensions) more than one year from the date of such contract:

                           (xii) a list of all of Tangent's names or
                  tradenames;

There is no course of dealing, waiver, side agreement, arrangement or understanding applicable to any such contract or agreement or list of Tangent not disclosed therein or in the Shareholders Disclosure Schedule that has had or might reasonably be expect to have a Material Adverse Effect. True, correct and complete copies of all such written contracts or agreements or lists together with all amendments thereto, have been made available by the Shareholders to Scangraphics for review by Scangraphics.

                  (k) Litigation. To the best of Shareholders knowledge, there are no actions, claims, suits, investigations, inquiries or proceedings pending or, to the Shareholders' knowledge, threatened against Tangent or any of its assets or properties with respect to the Assets or the Business in any court or before any federal. state or other governmental department, commission, agency or other instrumentality or before any arbitrator, or which is contemplated being brought by Tangent. To the best of Shareholders knowledge, Tangent is in compliance with all statues, rules and regulations applicable to it, the Assets or the Business, except where the failure to so comply could not have a Material Adverse Effect.

                  (l) Insurance. Section 3.1(j) of Shareholders Disclosure Schedule sets forth a complete and accurate list of insurance policies maintained by Tangent, identifying in each case: (i) the name of the insurance company; (ii) the nature and limits of the coverage; (iii) the annual premiums paid therefor; and (iv] the coverage period applicable thereto. All such insurance policies are in full force and effect and provide for coverages which are usual and customary in the business of Tangent as to amount and scope. Tangent has properly paid or will pay all premiums due under such policies of insurance on or prior to the Closing. Tangent is not aware of any coverage dispute or claim under or relating to any of such policies.

                  (m)      Employee Benefit: Labor Matters.

                           (i) For purposes of this Section 3.1(m), the term
                  "Plan" shall mean any stock purchase, stock option, pension, profit-sharing, bonus, deferred compensation, incentive compensation, commission, severance or termination pay, hospitalization, medical, dental, life or other insurance, or supplemental unemployment benefits plan or agreement or policy or contract or other arrangement providing employment-related compensation or benefits to any officer, consultant, director, annuitant, employee, former employee, retiree or independent contractor of Tangent (other than directors' and officers' liability policies), whether or not insured.

                  including without limitation "employee benefit plans" as defined in ERISA and the rule and regulations thereunder.

                           (ii) Each Plan is listed on the Disclosure Schedule
                  of Shareholders. No Plan is or has been (A) covered by Title IV of ERISA. (B) subject to the minimum funding requirements of Section 412 of the Code, (C) a "multi-employer plan" as defined in Section 3(37) of ERISA or (D) a voluntary employees' beneficiary association within the meaning of
                  Section 501 (c) (9) of the Code. Each Plan intended to be qualified under Section 401(a) of the Code is designated as a tax-qualified plan on the Disclosure Schedule of Shareholders and is so qualified.

                           (iii) The Shareholders have heretofore been made
                  available for review by Scangraphics true and correct copies of the following:

                                    (A) each written Plan, all amendments
                           thereto as of the date hereof and all current summary plan descriptions provided to employees regarding the Plans;

                                    (B) a complete description of each other
                           Plan;

                                    (C) each trust agreement and annuity
                  contract (or any other funding instruments), and each insurance contract, pertaining to any of the Plans, including all amendments to such documents to the date hereof;

                                    (D) the most recent Internal Revenue Service
                  Form 5500 for each Plan; and

                                    (E) the most recent determination letter
                  issued by the IRS with respect to any Plan qualified under
                  Section 401(a) of the Code.

                           (iv) Each Plan has been maintained and administered
                  in compliance with its terms and provisions and all applicable laws. All obligations of Tangent with respect to each Plan have been paid or performed, and no Plan has been reduced or modified or rendered not due by reason of any extension, whether at the request of Tangent or otherwise. Tangent has no commitment or obligation to establish or adopt any new or additional Plans or to materially increase the benefits under any existing Plan. No person has engaged in any prohibited transaction (within the meaning of Section 4975 of the Code or Section 406 of ERISA). Tangent has no obligation to make any payments which would be "excess parachute payments" 'under
                  Section 280G of the Code. Neither Tangent nor any Plan provides for the continuation of medical or health benefits or death benefits after an employee's termination of employment (including retirement) except for continuation coverage required pursuant to Section 4980B of the Code and
                  Part 6 of Title I of ERISA and the regulations thereunder. Tangent is not a party to any collective bargaining agreement or labor contract.

                           (v) The consummation of the transactions contemplated
                  by this Agreement will not (A) entitle any current or former employee of Tangent to severance pay, employment compensation or any other payment, benefit or award or (B) accelerate the time of payment or vesting, or increase the amount of any benefit, award (including stock options, restricted stock and similar awards) or compensation due any such employee or former employee.

                           (vi) There are no pending, threatened or anticipated
                  claims against Tangent or any of the Plans by any employee, former employee or retiree or beneficiary covered under any such Plan, or these involving any such Plan (other than routine claims for benefits).

                           (vii) All contributions required by law or required
                  in accordance with the terms of the qualified plans have been made or prior to the closing will have been made.

                           (viii) Tangent does not have present or future
                  liability to former employees or their dependents, survivors or beneficiaries in connection with or arising out of any plan, compensation arrangement or practice which Tangent contributed prior to the date hereof, and Tangent has not maintained, adopted or contributed to any plan that provides benefits to or payments to former employees or their dependents, survivors or beneficiaries except for the benefit plans set forth in the Tangent's Disclosure Schedule.

                  (n)      Employees: Employment Contracts.

                           (i) Except as listed in the Shareholders Disclosure
                  Schedule or elsewhere in this Agreement, Scangraphics shall have no obligation to the Shareholders or Tangent, or any officers or employees of the Shareholders or Tangent, whether current or former, with respect to the continuation of employment of or benefits for any such officers or employees.

                           (ii) The Disclosure Schedule of Shareholders lists
                  each management or employment contract or contract for personal services between the Shareholders or Tangent and any officer, consultant, director, employee or other person or entity.

                           (iii) A true and complete copy of each management or
                  employment contract or contract for personal services and a complete description of any understanding or commitment between the Shareholders or Tangent and any officer. consultant, director, employee or independent contractor has been made available to Scangraphics for review.

                           (iv) Except as disclosed in Shareholders Disclosure
                  Schedule (a) Tangent is not in violation of any applicable laws respecting employment and employment practices, terms and conditions of employment, wages and hours, nor is Tangent or any of its subsidiaries in any unfair labor practice, except where such violations and unfair labor practice, individually or in the aggregate, would not have a material adverse effect on the business, operations, or financial conditions of Tangent taken as a whole; (b) Tangent has no contacts with any labor unions; (c) no charges are pending before the Equal Employment Opportunity Commission or any state or local agency responsible for the prevention of unlawful employment practices; and (d) all employees of Tangent are, except as set forth in Shareholders Disclosure Schedule, at will employees, none of whom have contracts except as set forth herein.

                  (o) Books and Records. On or prior to the Closing Date. the Shareholders shall, if requested, deliver to Scangraphics all files, reports, feasibility studies, strategic planning documents, financial forecasts, lease files, financial records and other records, including tax records that relate to the Assets or the Business. The "Backlog and High Probability Prospects Report" which is attached hereto as Section 3.1 of the Disclosure Schedule of Shareholders is warranted to be reasonably representative of Tangent's correct Backlog and Sales Prospects.

                  (p) Intellectual Property Rights. Tangent has no patents, patent applications, trademarks (whether registered or not), trademark applications, trade names, service marks, copyrights or copyright registration applications relating to or used in the Assets or the Business except as listed in the Disclosure Schedule of the Shareholders.

                  (q)      Environmental Matters.

                           (i) Tangent is in compliance with all Environmental Laws applicable to the Assets or the Business.

                           (ii) There is no Environmental Claim pending or.  to
                  the knowledge of the Shareholders, threatened against the

                  Tangent or the Business, that does or would affect or relate to the Business or the Assets.

                           (iii) There are no past or present actions,
                  activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Materials of Environmental Concern, that could form the basis of any Environmental Claim against Tangent that might reasonably be expected to affect or relate to the Business or the Assets.

                  (r) Full and Prompt Disclosure. A list of the written information provided by Shareholders to Scangraphics is set forth in Shareholders' Disclosure Statement. None of such written information furnished to Scangraphics by the Shareholders or any of its affiliates. representatives or agents in connection with the Business, the Assets, this Agreement or the transactions contemplated hereby contains any untrue statement of a material fact.

                  (s)      Taxes.

                           (i) The Shareholders have caused, or will have caused
                  by the Closing Date, to be timely filed with the appropriate federal, foreign, state, local and other governmental authorities all returns, information returns or statements and reports with respect to taxes of Tangent required to be filed on or before December 31, 1995. Tangent has paid, or will have paid by the Closing Date, all Taxes shown to be due on such returns or reports.

                           (ii) No Tax Liens exist against Tangent, and the
                  Shareholders have no reason to expect that any Tax Lien will arise, with respect to the Shares or Assets, except for Liens imposed by law and incurred in the ordinary course of business for obligations not yet due.

                  (t) Government Licenses and Permits. Tangent possesses, and effective as of Closing will possess, all Permits necessary for the ownership, use, operation and maintenance of the Assets and the Business as they currently are being operated. Tangent is in compliance with the Permits and all orders, judgments and decrees applicable to the ownership, use, maintenance or operation of the Assets or the Business.

                  (u) Brokers. No broker, finder or investment banker is entitled to any brokerage. finders or other fee or commission in connection with this Agreement or the transactions contemplated hereby based upon arrangements made by or on behalf of the Shareholders.

                  (v) Ownership of Shares. The Shareholders warrant that immediately prior to Closing they will be the owner of the Shares, beneficially and of record, free and clear of all Liens, as follows:

                        Robert J. Bornhofen                360 Shares
                        Ronald J. Nowak                    360 Shares

         3.2      Representations and Warranties of the Scangraphics.

Scangraphics represents and warrants to the Shareholders that, except as set forth in the Disclosure Schedule of Shareholders in the form of Schedule 3.2:

                  (a) Organization and Qualification. Scangraphics is a Pennsylvania corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania. Scangraphics has and at Closing will have all requisite corporate power, authority, and ability to transfer the Scangraphic Shares to Shareholders. Scangraphics is duly licensed or qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which the properties and assets now owned or leased by Scangraphics or the nature of the business now conducted by it requires Scangraphics to be so licensed or qualified and where the failure so to qualify might reasonably be expected to have a Material Adverse Effect, and has listed all such foreign jurisdictions in the Disclosure Schedule of the Scangraphics.

                  (b) Authorization and Approval. Scangraphics has all requisite power and authority to execute and deliver this Agreement and the Conveyance Documents, to consummate the transactions contemplated hereby and thereby and to perform all the terms and conditions hereof to be performed by it. The execution and delivery by Scangraphics of this Agreement and the Conveyance Documents; the performance by Scangraphics of all the terms and conditions hereof and thereof to be performed by it and the consummation of the transactions contemplated hereby and thereby have been duly authorized and approved by all requisite action on the part of the Scangraphics. This Agreement and the Conveyance Documents, when executed by Scangraphics constitutes or will constitute the legal; valid and binding obligations of Scangraphics enforceable against it in accordance with its respective terms.

                  (c) The authorized capital of Scangraphics consists of Class A Convertible Preferred Stock, par value $2.00, authorized 1,000,000 Shares. Outstanding 500,000 Shares. Class

         A Convertible Preferred Stock, Series C, par value $10.00. Outstanding 125,000 Share. Common Stock, par value $.001, 50,000,000 Share authorized. As of the date hereof, there are 9,033,112 shares of common stock issued and outstanding. All issued and outstanding stock are duly authorized, validly issued, fully paid, nonassessable, and are not subject to and were not issued in violation of any preemptive rights. No Scangraphics shares are held by Scangraphics in its Treasury. Except as set forth in Section 3.2(c) of the Scangraphics Disclosure Schedule, there are no options, warrants, calls, rights, subscriptions, convertible securities or other rights or agreements, arrangements or commitments of any kind relating to the issued or unissued capital stock of Scangraphics to issue transfer or sell any securities of Scangraphics, or securities or other instruments convertible into or exchangeable or exercisable for any securities of Scangraphics. Except as set forth in Section 3.2(c) of Scangraphics Disclosure Schedule, there are no Scangraphics agreements, floating trust or other agreements or understandings to which Scangraphics is a party or is bound relating to the voting or transfer of any such shares nor are there any such contract to which Scangraphics are bound. There is no outstanding contractual or obligations of Scangraphics to purchase, redeem or otherwise acquire any shares of Scangraphics common stock or preferred stock. Scangraphics does not have any equity investment in any corporation, association, partnership, joint venture or any other entity other than as set forth in Section 3.2(c) of Scangraphics Disclosure Schedule. Scangraphics will file a Registration Statement under Form S-3 as set forth in Paragraph 1.5 hereof. Scangraphics is up-to-date in all of its SEC filings.

                  (d) No Violation: Consents. This Agreement and the execution and delivery hereof by Scangraphics do not, and the fulfillment and compliance with the terms and conditions hereof and the consummation of the transactions contemplated hereby will not:

                           (i) violate or conflict with or require any consent under any provision of the articles of incorporation, bylaws or equivalent governing instruments of the Scangraphics;

                           (ii) violate or conflict with any provision of, or
                  require any filing, consent, authorization or approval under, any law or administrative regulation or any judicial, administrative or arbitration order, award, judgment, writ, injunction or decree applicable to or binding upon Scangraphics (assuming receipt of all governmental consents and the making of all governmental filings typically required or made after consummation of transactions of the nature contemplated by this Agreement);

                           (iii) conflict with, result in a breach of,
                  constitute a default under (whether with notice or the lapse of time or both), or accelerate or permit the acceleration of the performance required by, or require any consent, authorization or approval under (A) any mortgage, indenture, Joan or credit agreement or any other agreement or instrument evidencing indebtedness for money borrowed to which Scangraphics is a party or by which Scangraphics is bound or to which any of its assets or properties are subject, (B) any lease. license. contract or other agreement or instrument to which Scangraphics is a party or by which it is bound or to which any of its assets or properties is subject or (C) any order, judgment or decree to which is a party or by which it is are bound or to which it or any of its assets or properties are subject; or any Lien upon the assets or properties of the Scangraphics, which violation, conflict, breach, default, acceleration, Lien or the failure to make or obtain which filing, consent, authorization or approval, will or might reasonably be expected to have a Material Adverse Effect on the business or assets of Scangraphics.

                  (e) No Default. Scangraphics is not in default under, and no condition exists that with notice or lapse of time or both would constitute a default under, (i) any mortgage, loan or credit agreement, indenture, evidence of indebtedness or other instrument evidencing borrowed money to which it is a party or by which it or any of its assets properties are bound or to which any of their assets or properties are subject, (ii) any judgment, order or injunction of any court, arbitrator or governmental agency or (iii) any other agreement, contract, lease, license or other instrument, which default or potential default in any such case will or might reasonably be expected to have a Material Adverse Effect.

                  (f) Compliance with Laws. To the best of its knowledge, Scangraphics is not in violation of any law, regulation, order, judgment or decree of any federal or state court or governmental authority applicable to their respective businesses and operations, which violation would or might reasonably be expected to have a Material Adverse Effect on the business or assets of Scangraphics.

                  (g)      Financial Statements.

                           (i) Attached hereto as Exhibit B are true and
                  complete copies of the following financial and income statements (collectively, the "Scangraphics' Financial Statements"), which have been tendered by Scangraphics to the Shareholders prior to the execution of this Agreement:

                           (A) 1992 Annual Report, 10K.
                           (B) 1993 Annual Report, 10K.
                           (C) 1994 Annual Report, 10K. (D) September 30,
                               1995, 10Q.

                           (ii) The Scangraphics' Financial Statements, taken as
                  a whole, fairly present, in accordance with generally accepted accounting principles consistently applied with prior practice, the financial position of Scangraphics as of the dates indicated and the results of operations and cash flows of Scangraphics for the periods then ended. There are no material liabilities, contingent or otherwise, and no material assets of the Scangraphics, that are not reflected in the Financial Statements.

                  (h) Title to Assets. Scangraphics will have at Closing, good, marketable and indefeasible title to all the Assets listed on Scangraphics' Financial Statements, in each case free and clear of all Liens. except for the liens specifically listed in Scangraphics Disclosure Schedule. Scangraphics has not received any written notice of any material adverse claim that has not been satisfied with respect to its title to any material Permit, right-of-way, easement or lease on or under which their facilities are located. With respect to any real or personal property leased to Scangraphics for use in its Business, the terms "title to all the assets" shall be construed to mean ownership of such lease rather than title to the property. Scangraphics enjoys peaceful and undisturbed possession under all material Permits or leases under which the Business is operating, and all such Permits and leases are valid, subsisting and in full force and effect.

                  (i) Absence of Certain Changes. Except as disclosed to the Shareholders in this Agreement, the Financial Statements, or in any other exhibit or schedule to this Agreement, since September 30, 1995, there has not been:

                           (i)  any Material Adverse Change;

                           (ii) any damage, destruction or loss suffered by the
                  Business or with respect to the Assets, whether covered by insurance or not, that has had, or might reasonably be expected to have, a Material Adverse Effect;

                           (iii) any material change by Scangraphics in
                  accounting methods or principles applicable to the Business or the Assets that would be required to be disclosed under generally accepted accounting principles, consistently applied with past practices of Scangraphics;

                           (iv) any sale, lease or other disposition of
                  properties and assets of Scangraphics included in the Assets or used in the Business, other than those in the ordinary course of business consistent with past practices;

                           (v) any borrowing of funds, agreement to borrow funds
                  or guaranty by Scangraphics affecting or relating to the Assets or the Business, or any termination or material amendment of any evidence of indebtedness, contract, agreement, deed, mortgage, lease, license or other instrument to which Scangraphics is bound or by which any of it or its assets or properties is bound or to which any of its assets or properties is subject other than in the ordinary course of business consistent with past practices;

                           (vi) the creation or imposition of any Lien on any
                  of the assets. tangible or intangible; of Scangraphics that constitute part of the Assets or are used in the Business;

                           (vii) any other changes in the assets, liabilities,
                  financial condition or prospects of Scangraphics affecting or relating to the Assets or the Business.
                  except for changes in the ordinary course of business consistent with past practices; or

                           (viii) any contract, commitment or agreement to do
                  any of the foregoing.

                  (j) Contracts, Agreements, Plans and Commitments. The Disclosure Schedule of Scangraphics sets forth a true and complete list of all contracts, agreements, leases, guaranties, plans and commitments of the following nature to which Scangraphics is a party or by which it or any of its assets or properties is bound or to which any of its assets or properties are subject as of the date hereof that affect or relate in any way to the Assets or the Business:

                           (i) any contract, commitment or agreement, involving
                  in excess of $25,000 in any one year, including, but not limited to, the items listed in Sections 3.2(j)(ii)-(xix);

                           (ii) any indenture, trust, loan agreement,
                  promissory note or other contract or obligation, including any guarantee, under which Scangraphics has outstanding indebtedness, obligation or liability for borrowed money;

                           (iii) any lease or sublease for the use or occupancy
                  of real property;

                           (iv) any agreement that restricts the right of
                  Scangraphics to engage in any type of business;

                           (v) any agreement by Scangraphics of surety, guarantee or indemnification;

                           (vi) any contract or commitment for capital
                  expenditures or the acquisition or construction of fixed assets;

                           (vii) any license, software, or royalty agreement;

                           (viii) any contract which grants to any person a
                  preferential right to purchase any of the assets of Scangraphics;

                           (ix) any contract, agreement or commitment with
                  respect to the discharge or removal of Materials of Environmental Concern;

                           (x) any contract or agreement with consultants which is not terminable upon 30 days' notice or less;

                           (xi) any contract which continues (including any
                  renewals or extensions) more than one year from the date of such contract;

                           (xii) a list of all of Scangraphics names or
                  tradenames;

There is no course of dealing, waiver, side agreement, arrangement or understanding applicable to any such contract or agreement or list of Scangraphics not disclosed therein or in Scangraphics Disclosure Schedule that has had or might reasonably be expect to have a Material Adverse Effect. True, correct and complete copies of all such written contracts or agreements or lists together with all amendments thereto, have been made available to the Shareholders for review by the Shareholders.

                  (k) Litigation. To the best of Scangraphics knowledge, there are no actions, claims, suits, investigations, inquiries or proceedings pending or, to the Scangraphics knowledge, threatened against Scangraphics or any of its assets or properties with respect to the Assets or the Business in any court or before any federal, state or other governmental department, commission, agency or other instrumentality or before any arbitrator, or which is contemplated being brought by Scangraphics. To the best of Scangraphics knowledge, Scangraphics is in compliance with all statues, rules and regulations applicable to it, the Assets or the Business, except where the failure to so comply could not have a Material Adverse Effect.

                  (l) Insurance. Section 3.2(1) of Scangraphics Disclosure Schedule sets forth a complete and accurate list of insurance policies maintained by Scangraphics, identifying in each case: (i) the name of the insurance company; (ii) the nature and limits of the coverage;
         (iii) the annual premiums paid therefor; and (iv) the coverage period applicable thereto. All such insurance policies are in full force and effect and provide for coverages which are usual and customary in the business of Scangraphics as to amount and scope. Scangraphics has properly paid or will pay all premiums due under such policies of insurance on or prior to the Closing. Scangraphics is not aware of any coverage dispute or claim under or relating to any of such policies.

                  (m) Employee Benefit: Labor Matters.

                           (i) For purposes of this Section 3.2(1), the term
                  "Plan" shall mean any stock purchase, stock option, pension, profit-sharing, bonus, deferred compensation, incentive compensation, commission, severance or termination pay, hospitalization, medical, dental, life or other insurance, or supplemental unemployment benefits plan or agreement or policy or contract or other arrangement providing employment-related compensation or benefits to any officer consultant, director, annuitant, employee, former employee, retiree or independent contractor of Scangraphics (other than directors' and officers' liability policies), whether or not insured, including without limitation "employee benefit plans" as defined in ERISA and the rule and regulations thereunder.

                           (ii) Each Plan is listed on the Disclosure Schedule
                  of Scangraphics. No Plan is or has been (A) covered by Title IV of ERISA, (B) subject to the minimum funding requirements of Section 412 of the Code, (C) a "multi-employer plan" as defined in Section 3(37) of ERISA or (D) a voluntary employees' beneficiary association within the meaning of
                  Section 501 (c) (9) of the Code. Each Plan intended to be qualified under Section 401(a) of the Code is designated as a tax-qualified plan on the Disclosure Schedule of Scangraphics and is so qualified.

                           (iii) Scangraphics has heretofore made available for
                  review by Shareholders true and correct copies of the following:

                                    (A) each written Plan, all amendments
                           thereto as of the date hereof and all current summary plan descriptions provided to employees regarding the Plans;

                                    (B) a complete description of each other
                           Plan;

                                    (C) each trust agreement and annuity
                           contract (or any other funding instruments), and each insurance contract, pertaining to any of the Plans. including all amendments to such documents to the date hereof;

                                    (D) the most recent Internal Revenue Service
                           ("IRS") Form 5500 for each Plan; and

                                    (E) the most recent determination letter
                           issued by the IRS with respect to any Plan qualified under Section 401(a) of the Code.

                           (iv) Each Plan has been maintained and administered
                  in compliance with its terms and provisions and all applicable laws. All obligations of Scangraphics with respect to each Plan have been paid or performed and no Plan has been reduced or modified or rendered not due by reason of any extension, whether at the request of Scangraphics or otherwise. Scangraphics has no commitment or obligation to establish or adopt any new or additional Plans or to materially increase the benefits under any existing Plan. No person has engaged in any prohibited transaction (within the meaning of Section 4975 of the Code or Section 406 of ERISA). Scangraphics has no obligation to make any payments which would be "excess parachute payments" under Section 280G of the Code. Neither Scangraphics nor any Plan provides for the continuation of medical or health benefits or death benefits after an employee's termination of employment (including retirement) except for continuation coverage required pursuant to Section 4980B of the Code and Part 6 of Title I of ERISA and the regulations thereunder. Scangraphics is not a party to any collective bargaining agreement or labor contract.

                           (v) The consummation of the transactions contemplated
                  by this Agreement will not (A) entitle any current or former employee of Scangraphics to severance pay, employment compensation or any other payment, benefit or award or (B) accelerate the time of payment or vesting, or increase the amount of any benefit, award (including stock options, restricted stock and similar awards) or compensation due any such employee or former employee.

                           (vi) There are no pending, threatened or anticipated
                  claims against Scangraphics or any of the Plans by any employee, former employee or retiree or beneficiary covered under any such Plan, or otherwise involving any such Plan (other than routine claims for benefits).

                  (n) Employees: Employment Contracts.

                           (i) Except as listed in Scangraphics Disclosure
                  Schedule or elsewhere in this agreement, Scangraphics shall have no obligation to any officers or employees of Scangraphics, whether current or former, with respect to the continuation of employment of or benefits for any such officers or employees.

                           (ii) The Disclosure Schedule of Scangraphics lists
                  each management or employment contract or contract for personal services between Scangraphics and any officer, consultant, director, employee or other person or entity.

                           (iii) A true and complete copy of each management or
                  employment contract or contract for personal services and a complete description of any understanding or commitment between Scangraphics and any officer, consultant.
                  director, employee or independent contractor has been made available to the Shareholders for review.

                  (o) Intellectual Property Rights. Scangraphics has no patents, patent applications, trademarks (whether registered or not), trademark applications, trade names, service marks, copyrights or copyright registration applications relating to or used in the Assets or the Business except as listed in the Disclosure Schedule of Scangraphics.

                  (p) Environmental Matters.

                           (i) Scangraphics is in compliance with all
                  Environmental Laws applicable to the Assets or the Business.

                           (ii) There is no Environmental Claim pending or, to
                  the knowledge of Scangraphics, threatened against Scangraphics or the Business, that does or would affect or relate to the Business or the Assets.

                           (iii) There are no past or present actions,
                  activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any

                  Materials of Environmental Concern, that could form the basis of any Environmental Claim against Scangraphics that might reasonably be expected to affect or relate to the Business or the Assets.

                  (q) Taxes. Scangraphics has caused, or will have caused by the Closing Date, to be timely filed with the appropriate federal, foreign, state, local and other governmental authorities all returns, information returns or statements and reports with respect to taxes of Scangraphics required to be filed on or before December 31, 1995. Scangraphics has paid, or will have paid by the Closing Date, all Taxes shown to be due on such returns or reports.

                  (r) No Tax Liens exist, and Scangraphics have no reason to expect that any Tax Lien will arise, with respect to the Scangraphic Shares or Assets, except for Liens imposed by law and incurred in the ordinary course of business for obligations not yet due.

                  (s) Government Licenses and Permits. Scangraphics possesses, and effective as of Closing will possess, all Permits necessary for the ownership, use, operation and maintenance of the Assets and the Business as they currently are being operated. Scangraphics is in compliance with the Permits and all orders, judgments and decrees applicable to the ownership, use, maintenance or operation of the Assets or the Business.

                  (t) Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with this Agreement or the transactions contemplated hereby based upon arrangements made by or on behalf of Scangraphics, except for Osprey partners whose compensation is payable solely by Scangraphics.

                  (u) Ownership of Shares. Scangraphics warrants that immediately following the Closing that the Shareholders will be the owner of the Scangraphic Shares, beneficially and of record, free and clear of all Liens except for those share restrictions set forth in this Agreement, as follows:

                 Robert J. Bornhofen                500,000 Shares
                 Ronald J. Nowak                    500,000 Shares

                  (v) Full and Prompt Disclosure. A list of the written information provided by Scangraphics to Shareholders is set forth in Shareholders' Disclosure Statement. None of such written information furnished to Scangraphics by the Shareholders or any of its affiliates. representatives or agents in connection with the Business, the Assets, this

         Agreement or the transactions contemplated hereby contains any untrue statement of a material fact.


                                   ARTICLE IV

                       ADDITIONAL AGREEMENTS AND COVENANTS

         4.1 Covenants of the Shareholders. The Shareholders covenants and agrees with Scangraphics as follows:

                  (a) Conduct of the Tangent's Business. Except as expressly may be permitted hereunder or set forth in the Disclosure Schedule of Shareholders, from the date hereof until the Closing Date, unless the Shareholders and Scangraphics otherwise agree in writing, the Tangent will not:

                           (i) make any material or significant change in the conduct of the Business;

                           (ii) terminate or amend in any material respect any
                  contract, agreement or plan, except in the ordinary course of business consistent with past practices and to the extent such termination or amendment does not have a Material Adverse Effect;

                           (iii) other than pursuant to existing contracts or
                  commitments, sell, lease or otherwise dispose of any of the Assets or any assets or properties used in the Business (except assets and properties sold, leased or otherwise disposed of in the ordinary course of business consistent with past practices and that does not result in a Material Adverse Effect);

                           (iv) create, incur, assume or guarantee any long-term
                  debt or capitalized lease obligation or incur or assume any short-term debt that affects or relates to the Assets or the
                  Business:

                           (v) enter into any employment, consulting, severance
                  or indemnification agreements, pay any bonuses to directors, officers or employees, increase the compensation of any of the Shareholders employees, or execute any collective bargaining agreement or otherwise incur any obligation to any labor organization or employee, in each case, to the extent that such action affects or relates to the Business or the Assets;

                           (vi) mortgage, pledge or subject to any Lien any of
                  the Assets or the Business;

                           (vii) enter into any contracts or leases or make any
                  additions to its property, not in the ordinary course of business consistent with past practices that affects or relates to Assets or the Business;

                           (viii) engage in any activities or transactions
                  outside the ordinary course of business; or

                           (ix) commit itself to do any of the foregoing.

                  (b) Operation of Business. From the date hereof until the Closing Date, except as permitted hereunder, contemplated hereby or as consented to in writing by Scangraphics the Tangent shall:

                           (i) carry on the Business in the usual and ordinary
                  course consistent with past practices; and

                           (ii) use its best efforts to preserve and maintain
                  the business organizations, employees and advantageous business relationships of the Business, so that its goodwill and going business shall be unimpaired at the Closing Date.

                  (c) Access. Shareholders shall cause Tangent to afford to Scangraphics and its authorized representatives, without charge, reasonable access during normal business hours from the date hereof until the Closing Date to the Company's personnel, properties, books and records for the purpose of conducting an investigation thereof, and will cause its officers and employees to furnish to Scangraphics such additional financial and operating data and other information as Scangraphics may reasonably request.

                  (d) Best Efforts. The Shareholders shall use their best efforts to obtain the satisfaction of all conditions to Closing set forth in this Agreement.

                  (e) Public Announcements. Subject to applicable securities law or stock exchange requirements, at all times until the Closing Date, the Shareholders shall promptly advise, and obtain the prior approval of, Scangraphics before issuing; or permitting any of its directors; officers, employees or agents to issue, any press release with respect to this Agreement or the transactions contemplated hereby.

                  (f) Regulatory Compliance. Prior to the Closing, the Shareholders will comply in all material respects with all applicable local, state and federal laws, rules and regulations, judgments, decrees, orders, governmental permits, certificates and licenses, including; without limitation, all Environmental Laws.

                  (g) Instruments of Transfer and Assignment. At the Closing, the Shareholders shall deliver to Scangraphics, effective as of the Effective Time, such instruments of transfer and assignment and conveyance of the Shares to Scangraphics as Scangraphics shall reasonably require and as shall be consistent with the terms and provisions of this Agreement and the Conveyance Documents.

                  (h) Release of Liens and Consents to Assignment. The Shareholders shall obtain at or prior to Closing, and deliver to Scangraphics, all such releases and termination statements as shall be necessary to permit Tangent to have good, marketable and indefeasible title to the Assets, free and clear of all Liens not listed on the Disclosure Schedules of Shareholders. For all Liens listed on the Disclosure Schedules of Shareholders, Shareholders shall provide Scangraphics with all consents required by the secured parties reflected on the Disclosure Schedules of Shareholders.

         4.2 Covenants of Scangraphics. Scangraphics covenants and agrees with the Shareholders as follows:

                  (a) Conduct of Scangraphics Business. Except as expressly may be permitted hereunder or set forth in the Disclosure Schedule of Scangraphics, from the date hereof until the Closing Date, unless Scangraphics and the Shareholders otherwise agree in writing, Scangraphics will not:

                           (i) make any material or significant change in the
                  conduct of the Business:

                           (ii) terminate or amend in any material respect any
                  contract, agreement or plan, except in the ordinary course of business consistent with past practices and to the extent such termination or amendment does not have a Material Adverse
                  Effect:

                           (iii) other than pursuant to existing contracts or
                  commitments, sell, lease or otherwise dispose of any of the Assets or any assets or properties used in the Business (except assets and properties sold, leased or otherwise disposed of in the ordinary course of business consistent with past practices and that does not result in a Material Adverse Effect);

                           (iv) create, incur, assume or guarantee any long-term
                  debt or capitalized lease obligation or incur or assume any short-term debt that affects or relates to the Assets or the Business;

                           (v) enter into any employment, consulting, severance
                  or indemnification agreements, pay any bonuses to directors, officers or employees, increase the compensation of any of the Scangraphics employees, or execute any collective bargaining agreement or otherwise incur any obligation to any labor organization or employee, in each case, to the extent that such action affects or relates to the Business or the Assets;

                           (vi) mortgage, pledge or subject to any Lien any of the Assets or the Business;

                           (vii) enter into any contracts or leases or make any
                  additions to its property, not in the ordinary course of business consistent with past practices that affects or relates to Assets or the Business;

                           (viii) engage in any activities or transactions
                  outside the ordinary course of business; or

                           (ix) commit itself to do any of the foregoing.

                  (b) Operation of Business. From the date hereof until the Closing Date, except as permitted hereunder, contemplated hereby or as consented to in writing by Scangraphics. Scangraphics shall:

                           (i) carry on the Business in the usual and ordinary
                  course consistent with past practices; and

                           (ii) use its best efforts to preserve and maintain
                  the business organizations, employees and advantageous business relationships of the Business, so that its goodwill and going business shall be unimpaired at the Closing Date.

                  (c) Access. Scangraphics shall afford to the Shareholders and their authorized representatives, without charge, reasonable access during normal business hours from the date hereof until the Closing Date to the Scangraphics' personnel, properties, books and records for the purpose of conducting an investigation thereof, and will cause its officers and employees to furnish to the Shareholders such additional financial and operating data and other information as the Shareholders may reasonably request.

                  (d) Best Efforts. Scangraphics shall use their best efforts to obtain the satisfaction of all conditions to Closing set forth in this Agreement.

                  (e) Regulatory Compliance. Prior to the Closing,
         Scangraphics will comply in all material respects with all applicable local, state and federal laws, rules and regulations, judgments, decrees, orders, governmental permits, certificates and licenses, including, without limitation, all Environmental Laws. After Closing, Scangraphics will complete the registration of securities set forth in Paragraph 3.2(c) above.

                  (f) Instruments of Transfer and Assignment. At the Closing, Scangraphics shall deliver to the Shareholders, effective as of the Effective Time, such instruments of transfer and assignment conveyance of the Scangraphic Shares to the Shareholders as Shareholders shall reasonably require and as shall be consistent with the terms and provisions of this Agreement and the Conveyance Documents.

                                    ARTICLE V

                              CONDITIONS TO CLOSING

         The obligations of Scangraphics and Shareholders to proceed with the Closing are subject to the satisfaction of Scangraphics and Shareholders on or prior to the Closing Date of all of the following conditions, any one or more of which may be waived, in whole or in part, by Scangraphics and Shareholders.

                  (a) Compliance. Scangraphics and Shareholders shall have complied in all respects with the covenants and agreements contained herein and the representations and warranties contained herein shall be true on and as of the Closing Date.

                  (b) Officers Certificate. Scangraphics and Shareholders shall have received a certificate; dated the Closing Date, of executive officers of Scangraphics and Shareholders substantially in the form of Exhibits C and C-2 hereto.

                  (c) Legal. Scangraphics shall have received from Clanahan, Tanner, Downing and Knowlton, P.C. a legal opinion dated the Closing Date substantially in the form of Exhibit D hereto and Shareholders shall have received from Dilworth Paxson, Kalish & Kauffman a legal opinion dated the Closing Date substantially in the form of Exhibit E hereto.

                  (d) Statutes: Consents. Any statutory requirements for the valid consummation of the transactions contemplated hereby shall have been fulfilled and any other third party or governmental consents, approvals or authorizations necessary for the valid consummation of the transactions contemplated herein shall have been obtained.

                  (e) No Orders, etc. No action; suit or proceeding shall have been commenced or shall be pending or threatened. and no statute, rule, regulation or order shall have been enacted, promulgated; issued or deemed applicable to the transactions contemplated by this Agreement, by any United States federal or state government or governmental agency, instrumentality or court that reasonably may be expected to (i) prohibit the Scangraphics' ownership of the stock of Tangent, or compel Scangraphics to dispose of or hold separate all or a material portion of the Tangent's business or assets or the Assets or the Business, as a result of the transactions contemplated by this Agreement, (ii) prohibit the transfer of the Shares to Scangraphics, or the transfer of the Scangraphic Shares to the Shareholders, or otherwise prohibit or limit the consummation of the transactions contemplated by this Agreement, (iii) make such purchase, payment or consummation illegal or (iv) impose or confirm material limitations on the ability of Scangraphics effectively to own the Shares or for the Shareholders to own the Scangraphic Shares or for Tangent to conduct the Business as it is currently conducted by the Shareholders.

                  (f) Good Standing: etc. Scangraphics and Shareholders shall have received (i) a certificate or certificates of good standing and existence of Tangent and Scangraphics dated as of a recent date, together with a bring-down certificate or certificates to the Closing Date: and (ii) such other instruments as the Scangraphics and Shareholders reasonably may request from each other.

                  (g) Appointment to Board of Directors. Scangraphics shall have appointed Robert A. Garber to its Board of Directors for a one year term. The director shall, inter alia, have access to all documents filed with the SEC.

                  (h) Affiliates Letters. Each person who may deem to be an Affiliate of Tangent on the Closing Date shall have delivered to Scangraphics a letter satisfactory to counsel for Scangraphics, acknowledging and agreeing to abide by the limitations imposed by law or required to assure that the transaction qualifies for pooling for interest accounting in respect of the sale or other disposition of Scangraphics shares received by such person pursuant to this transaction.

                  (i) Pooling. An opinion from BDO Seidman, L.L.P. to the effects that the transaction contemplated by this Agreement qualifies for the "pooling of interest" accounting treatment if consummated in accordance with this agreement.

                  (j) Robert J. Bornhofen will have entered into the Employment Agreement with Tangent as set forth in Exhibit Fl hereof.

                  (k) Ronald J. Nowak will have entered into the Employment Agreement with Tangent as set forth in Exhibit F2 hereof.

                  (l) Robert A. Garber will have entered into the Employment Agreement with Tangent as set forth in Exhibit F3 attached hereto.

                  (m) Simultaneously with the Closing, Scangraphics shall execute the aforesaid three agreements.

                                   ARTICLE VI

                                   TERMINATION

         6.1 Termination by Mutual Consent. This Agreement may be terminated at any time prior to the Closing Date by the mutual written consent of the parties hereto.

         6.2 Termination by Scangraphics or the Shareholders. This Agreement may be terminated by either Scangraphics or the Shareholders if (a) the Closing shall not have occurred on or before December 28, 1995 or (b) any court or governmental agency of competent jurisdiction shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the purchase and sale.

         6.3 Termination by the Shareholders. This Agreement may be terminated by the Shareholders if (a) Scangraphics shall have failed to comply in any material respect with any of the covenants or agreements contained in this Agreement to be complied with or performed by it at or prior to the Closing Date and such failure has not been cured within 15 days after receipt of notice thereof, (b) any condition to the purchase and sale has not been satisfied for any reason, or (c) in the course of its due diligence review, the Shareholders uncover some defect or condition which has a Material Adverse Effect on the Assets of Scangraphics and impairs the value of the Assets or the Business of Scangraphics to the Shareholders. In the event of such termination, the Shareholders shall be entitled to recovery from Scangraphics of all legal, accounting, travel, and other out-of-pocket expenses incurred by the Shareholders as of the date of termination.

         6.4 Termination by the Scangraphics. This Agreement may be terminated by Scangraphics if (a) the Shareholders shall have failed to comply in any material respect with any of the covenants or agreements contained in this Agreement to be complied with or performed by it at or prior to the Closing Date and such failure has not been cured within 15 days after receipt of notice thereof, (b) any condition to the purchase and sale has not been satisfied for any reasons, or (c) in the course of its due diligence review, Scangraphics uncovers some defect or condition which has a Material

Adverse Effect on the Assets and impairs the value of the Assets or the Business of Tangent to Scangraphics. In the event of such termination, Scangraphics shall be entitled to recovery from the Shareholders of all legal, accounting, travel, and other out-of-pocket expenses incurred by Scangraphics as of the date of termination.

         6.5 Effect of Termination. In the event of termination of this Agreement as provided in this Article VI, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto with respect thereto except that any termination pursuant to this Article VI shall not relieve any party of any liability to the other party for the willful breach of the provisions hereof occurring before such termination.

                                   ARTICLE VII

                                 INDEMNIFICATION

         7.1 Indemnification of the Scangraphics. The Shareholders agree to indemnify the Scangraphics against, and hold the Scangraphics harmless from any Losses sustained by the Scangraphics arising out of, regardless of whether such Losses arise as a result of a third-party claim or as a result of a dispute between indemnitor and indemnitee, resulting from or relating to (a) any inaccuracy in or breach of any of the representations, warranties or covenants (without regard to any materiality standard or qualification regarding Material Adverse Effect contained therein) made by the Shareholders, (b) the failure of the Shareholders to perform any of their obligations contained in the Agreement.

         7.2 Indemnification of the Shareholders. Scangraphics agrees to indemnify the Shareholders against, and hold the Shareholders harmless from any Losses sustained by the Shareholders arising out of, resulting from or relating to, and regardless of whether such Losses arise as a result of a third party claim or as a result of a dispute between indemnitor and indemnitee, (a) any inaccuracy in or breach of any of the representations, warranties or covenants (without regard to any materiality standard or qualification regarding Material Adverse Effect contained therein) made by Scangraphics herein, (b) the failure of Scangraphics to perform any of the obligations of Scangraphics contained in this Agreement.

         7.3 Survival. The covenants, representations and warranties set forth in this Agreement and in any certificate or instrument delivered in connection herewith shall be continuing and shall survive the Closing.

         7.4 Indemnification Procedures. All claims for indemnification under this Agreement shall be asserted and resolved as follows: a party claiming indemnification under this Agreement (an "Indemnified Party"), shall within a reasonable time, notify the party from whom indemnification is sought (an "Indemnifying Party") of any claims asserted against the Indemnified Party for which indemnification is sought by transmitting to the Indemnifying Party a written notice (the "Indemnity Notice") describing in reasonable detail (a) the nature of the claim,
(b) an estimate of the amount of damages attributable to the claim which estimate shall not be conclusive of the final amount of such claim) and (c) the basis of the request for indemnification under this Agreement. Within 20 days after receipt of the Indemnity Notice, the Indemnifying Party shall notify the Indemnified Party (i) whether the Indemnifying Party disputes its potential liability with respect to such claim and (ii) in the event of a third-party claim, whether the Indemnifying Party desires, at its sole cost and expense, to defend the Indemnified Party against such claim. If the Indemnifying Party notifies the Indemnified Party within the 20-day period that the Indemnifying Party elects to assume the defense of the claim, then the Indemnifying Party shall have the right to defend, at its sole cost and expense, such claim by all appropriate proceedings and shall have full control of such defense and proceedings, including any compromise or settlement thereof. If requested by the Indemnifying Party, the Indemnified Party agrees, at the sole cost and expense of the Indemnifying Party, to cooperate with the Indemnifying Party and its counsel in contesting any claim that the Indemnifying Party elects to contest, including, without limitation, the making of any related counterclaim or cross-complaint. If the Indemnifying Party does not notify the Indemnified Party within 20 days from its receipt of the Indemnity Notice that the Indemnifying Party disputes such claim, the claim specified by the Indemnified Party in the Indemnity Notice shall be deemed a liability of the Indemnifying Party hereunder. Nothing in this Agreement shall prevent an Indemnified Party, at its expense, from independently retaining counsel with respect to any claim.

         7.5 Insurance Proceeds. In determining the amount of any loss, liability or expense for which any party is entitled to indemnification under this Agreement, the gross amount thereof will be reduced by any insurance proceeds realized or to be realized by such party and such correlative insurance benefit shall be net of the insurance premium that becomes due as a result of such claim.

                                  ARTICLE VIII

                                   DEFINITIONS

         The terms set forth below in this Article IX shall have the meanings ascribed to them below or in the section of this Agreement referred to below:

         "Affiliates" with respect to any person, means any person that directly or indirectly controls, is controlled by or is under common control with such person.

         "Agreement" is as defined above in the preamble.

         "Assets" as it relates to Tangent or the Shareholders means all of the assets of Tangent as listed on its Financial Statements and assets described in 3.1(h), and shall include all assets, tangible or intangible, of Tangent used, held, or relating to the Business, and the names and trademarks of Tangent Engineering, Tangent Color Systems, and INTREPID, and all other tradenames of Tangent, together with all trade secrets and good will. The term "Assets" as it relates to Scangraphics means all of the assets of Scangraphics as listed on its Financial Statements, and shall include all assets of Scangraphics used, held, or relating to its Business, and the names and trademarks of Scangraphics, Inc., Scangraphics, Sedona GeoServices, and all other tradenames of the Purchaser.

         "Business" as defined in Section 3.1(h).

         "Closing" and "Closing Date" are as defined in Article II.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Conveyance Documents" means the instruments necessary or appropriate to Purchaser good, marketable, and indefeasible title to the Shares.

         "Environmental Claim" means any claim, action, investigation or notice by any person or entity alleging potential liability arising out of, based on or resulting from (a) the presence, or release into the environment, including, without limitation, the indoor environment, of any Materials of Environmental Concern at any location, whether or not owned by the Tangent or used in the Business or (b) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

         "Environmental Laws" means all federal, state and local laws and regulations relating to pollution or protection of human health or the environment, including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of Materials of Environmental Concern, or otherwise relating to the use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Financial Statements" means the financial statements described in
Section 3.1(i) or Section 3.2(i), respectively.

         "Indemnified Party" is as defined in Section 7.4.

         "Indemnifying Party" is as defined in Section 7.4.

         "Indemnity Notice" is as defined in Section 7.4.

         "Intellectual Property Rights" are as defined in Section
3.1(p).

         "IRS" means Internal Revenue Service.

         "Letter of Intent" shall mean the correspondence dated November 28, 1995 executed by Shareholders and Purchaser which outlines the transactions set forth in this Agreement.

         "Lien" means any lien, charge, encumbrance, right of others. mortgage, pledge, security interest or other adverse claim of any kind whatsoever.

         "Losses" means any loss, cost, damage or other expense.
including but not limited to reasonable costs, expert witness, and attorneys' fees, regardless of whether suit is brought.

         "Material Adverse Change" means any change, individually or in the aggregate, which will have, or could reasonably be expected to have, a Material Adverse Effect on the business or assets of the Company.

         "Material Adverse Effect" means, for Losses which were not known before or as of Closing, any effect, individually or in the aggregate, on the business, assets, prospects, results of operations or condition (financial or otherwise) of Tangent or Scangraphics, as the case may be, which decreases, or could reasonably be expected to decrease the value of the Business by $100,000 or more. For Losses which were known before or as of Closing, "Material Adverse Effect" means effect, individually or in the aggregate, on the business, assets, prospects, results of operations or condition (financial or otherwise) of Tangent or Scangraphics, as the case may be, which decreases, or could reasonably be expected to decrease, the value of the Business, without regard to monetary thresholds.

         "Materials of Environmental Concern" means any pollutant, contaminant, waste, toxic substance, hazardous substance or petroleum.

         "Permits" means all governmental licenses, franchises, permits, certificates, orders, approvals, authorizations, exemptions, registrations and similar documents or instruments as are necessary to permit the operation of the Assets or the Business substantially as operated prior to the date of this Agreement.

         "Plan" is as defined in Section 3.1(h)

         "Taxes" means all federal, state, local or foreign income, gross receipts, profits, franchise, sales, use, occupation, personal or real property [(including in lieu-of-taxes)], capital, wealth, ad valorem, environmental, employment, severance, production, excise, stamp, transfer, workers' compensation, social security, wage withholding or similar taxes, motor vehicle registration fees, customers or import duties and all other taxes or other governmental fees or charges imposed by any country or political subdivision thereof, together with any interest, additions or penalties with respect thereto.

                                   ARTICLE IX

                                  MISCELLANEOUS

         9.1 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given when delivered personally or when received if sent by registered or certified mail, return receipt requested, or by facsimile transmission to the parties at the following addresses (or at such other address as a party may specify by like notice):

                  (a)      If to the Scangraphics, to:

                                    Andrew E. Trolio
                                    President
                                    Scangraphics, Inc.
                                    700 Abbott Drive
                                    Broomall, PA 19008
                                    Telecopy:        (610) 543-6257

                           with a copy to:

                                    Edward N. Barol, Esquire
                                    Dilworth, Paxson, Kalish & Kauffman
                                    3200 Mellon Bank Center
                                    1735 Market Street
                                    Philadelphia, PA 19103
                                    Telecopy:        (215) 575-7200

                  (b) If to the Shareholders, addressed to:

                                    Robert A. Garber
                                    Vice-President, Financial Operations
                                    Tangent Engineering, Inc.
                                    14 Inverness Drive East, Suite A-100
                                    Englewood, Colorado 80112
                                    Telecopy No. 303-799-1606

                  with a copy to:

                                 Peter T. Moore
                                  Clanahan, Tanner, Downing and Knowlton, P.C.
                                  1600 Broadway

                                   Suite 2400
                             Denver, Colorado 80202
                            Telecopy: (303) 830-0299

         9.2 Expenses. Regardless of whether the Closing shall occur, and except as set forth in this Agreement, each of the parties will be responsible for its or his own expenses and fees incurred by it or him in connection with the transaction contemplated herein.

         9.3 Further Assurances. The Shareholders and Scangraphics agree to take all necessary or appropriate actions and to deliver or cause to be delivered to each other on the Closing Date, and at such other times thereafter as shall be reasonably agreed, any such additional instruments as any of them may reasonably request for the purpose of carrying out this Agreement and the transactions contemplated hereby, including but not limited to the full use and enjoyment the stock of Tangent by Scangraphics on and after the Closing Date.

         9.4 Exclusive Agreement. This Agreement supersedes all prior agreements between the parties (whether written or oral) and is intended as a complete and exclusive statement of the terms of the agreement between the parties.

         9.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

         9.6 Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

         9.7 Headings. The headings herein are for convenience of reference only, do not constitute a part of this Agreement, and shall not be deemed to limit or affect any of the provisions of this Agreement.

         9.8 Assignment. No party hereto shall assign this Agreement or any part hereof without the prior written consent of the other party. No assignment pursuant to this Section shall release any party of its obligations under this Agreement.

         9.9 Binding Effect: Third Parties. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Nothing in this Agreement shall entitle any person other than the Shareholders, Scangraphics or their respective successors and assigns permitted hereby, to any claim, cause of action, remedy or right of any kind.

         9.10 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

         9.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same agreement.

                  IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                                              SCANGRAPHICS, INC.


                                     By: /s/  ANDREW E. TROLIO
                                         -----------------------------------
                                              Andrew E. Trolio
                                              President




                                     By: /s/  ROBERT J. BORNHOFEN
                                         -----------------------------------
                                              Robert J. Bornhofen





                                     By: /s/  RONALD J. NOWAK
                                         -----------------------------------
                                              Ronald J. Nowak

                                                                     Exhibit F2

                              EMPLOYMENT AGREEMENT
                              (Robert J. Bornhofen)


         THIS EMPLOYMENT AGREEMENT between Employer and Employee identified below is executed as of this 29th day of December, 1995, and is effective as of the date of the closing of the Stock Purchase Agreement of even date herewith between Tangent Engineering, Inc., 14 Inverness Drive. East, Suite A-100, Englewood, Colorado 80112, and Scangraphics, Inc., a Pennsylvania corporation, having its principal offices at 700 Abbott Drive, Broomall, PA 19008.

         1. Defined Terms. The following terms will have the meanings ascribed below, wherever they appear in this Agreement.

                  1.1 Employer. Tangent Engineering, Inc., 14 Inverness Drive, East, Suite A-100, Englewood, Colorado 80112.

                  1.2  Employee. Robert J. Bornhofen.

                  1.3 Base Compensation. $100,000 per year payable in equal bi-weekly installments.

                  1.4 Employee Benefits. Those benefits which are offered generally to employees of the Employer from time to time, including but not limited to health insurance, sick leave, profit sharing, whether qualified or unqualified, retirement income, stock option and other plans if generally made available to all employees of Employer. In addition to these general benefits, Employer agrees to grant Employee annual paid vacation of one month per year.

                  1.5 Primary Duties. The Employee shall be employed as a Senior Vice President-International Marketing of Employer. Employee, as a key employee of Employer, is expected to perform the following primary duties for
Employer: To coordinate and supervise all manufacturing, product development and customer service activities for Employer; to provide, in cooperation with Robert
A. Garber, input and guidance with respect to personnel matters and short- and long-term planning; and to assume direct reporting responsibility to the President and Board of Directors of Scangraphics, Inc., the parent corporation of Employer. Employee agrees to perform fully, faithfully, competently, and effectively such duties and such supplementary duties as may be assigned to him by Board of Directors of Employer and/or the Board of Directors of the parent company Scangraphics and to devote his full time and best efforts to the business of Employer. Employee shall not, accept with Employer's written consent, engage in any other employment during the term of his employment with Employer.

                  1.6 Reasonable Out-of-Pocket Expenses. Reasonable out-of-pocket expenses, actually incurred by the Employee, in the performance of work for the Employer, in the ordinary course of the Employer's business and the duties of the Employee for the Employer, or as otherwise previously approved in writing by the president or a vice president of the Employer; provided that receipts, invoices, credit card charge receipts or other evidence of the incurring of such expenses, together with such supporting information as Employer may reasonably request, and in all events sufficient to establish a deduction of such expenses as ordinary and necessary business expenses for federal income tax purposes, have been furnished to the controller or other designated disbursing officer of the Employer.

                  1.7 Term. The Term of this Agreement is as set forth in paragraph 6 below.

          2. Employment. Employer agrees to employ Employee and Employee agrees to perform the duties of Employee set forth herein for the Term of this Agreement.

         3.       Compensation, Perquisites.

                  3.1 Base Compensation. During the Initial Term, the Employee shall be paid the Basic Compensation or such greater amount as may be set by the Board of Directors of Employer. On the anniversary date of this Agreement each and every year during the Initial Term and any renewal or extension hereof, Employee's Base Compensation shall be increased by 10% over the Base Compensation of the prior year, provided that during the prior year the profits of Employer have equaled not less than 20% of the Base Compensations of Employee, Robert A. Garber and Robert J. Bornhofen. If the pre-tax profits for the said prior year of Employer shall not equal the said sum, then there will be no increase in Base Compensation for the year commencing on the anniversary date.

                  3.2 Bonuses. Employee shall be entitled to participate in performance bonuses as and when approved by the Board of Directors of Scangraphics.

                  3.3 Employee Benefits. Employee shall be entitled to participate in all Employee Benefits offered by the Employer including continuation of current medical coverage and 401K programs of Employer.

                  3.4 Perquisites. Employee shall be entitled to perquisites consistent with the perquisites offered to key employees of Employer.

                  3.5 Reasonable Reimbursement of Expenses. Employee shall be entitled to reimbursement of Reimbursable Expenses promptly upon furnishing the required supporting information to Employer.

         4.       Duties of Employee.

                  4.1 Primary Duties. Employee shall at all times during the Term of this Agreement be expected to perform and shall perform the Primary Duties for the Employer.

                  4.2 Other Duties. In addition to the Primary Duties, the Employee shall perform such additional duties as may be assigned from time to time by Employer's board of directors.

         5.        Duty of Loyalty.

                  5.1 Duty of Loyalty. During the Term of this Agreement, Employee, as a key employee of Employer, is expected to devote full time attention to the work of the Employer during normal business hours to the business of Employer.

                  5.2 Scope of this Paragraph. Except as otherwise contained in this Agreement, Employee is not prevented him making investments in other business enterprises, through the stock market or otherwise, so long as Employee is not actively engaged in the conduct of any business which would compete with the business of Employer or which would interfere with the Employee's duties for the Employer.

         6.       Term.

                  6.1 Initial Term. This Agreement shall have an Initial Term of three years, commencing January 1, 1996.

                  6.2 Subsequent Term. After the Initial Term, this Agreement shall automatically be renewed, without further action by either party, for successive annual terms unless terminated as provided below.

                  6.3 Termination. This Agreement may be terminated as follows:

                           6.3.1    During the Initial Term of this Agreement,
and any extension, this Agreement may be terminated at the end of the then current term by either party giving the other party sixty (60) days written notice of its intention to terminate at the end of that current term.

                           6.3.2    At any time, by the Employer for "good
cause." Good cause shall mean conviction of a crime of moral turpitude, on the job intoxication, but only after full compliance with the law of Colorado regarding discharge for intoxication, violation of any law, rule or regulation promulgated by any governmental authority which would subject the Employer to administrative sanction, fine, criminal action or civil claim for damages, violation of any material term of this Agreement, embezzlement from the Employer, usurpation of a valid opportunity of the Employer unless the specific action is approved by the Employers board of directors.

                  6.4 Accrued Salary, Bonus and Commission. Termination of the Employee by Employer for any reason other than good cause in accordance with paragraph 6.3.3 shall not affect Employees right to any salary, bonus or commission earned under this Agreement and Employee shall be entitled to receive payment of a sum equal to the balance of the employees then Basic Compensation to the end of the then term in the following manner at the option of the employee in the same biweekly payments, or in a lump sum payment giving credit for the value of money at the rate of 6% per annum.

         7. Assignment. This Agreement shall be personal to both Employer and Employee and the rights hereunder may not be assigned nor the duties hereunder delegated without the consent of both parties, provided however, Employer may assign this Agreement in the event of merger, consolidation or transfer of substantially all of its assets, but the Agreement may only be assigned to the resulting party or the acquires of substantially all the assets of Employer.

         8. Notice. All notices, requests, demands and other communications hereunder shall be deemed to have been duly given if delivered or mailed, by certified or registered mail with postage prepaid, to the party intended at the address set forth in item 1 of the signature page of this Agreement or to such other person and place as either party shall furnish to the other in writing.

         9. Cost of Suit. In the event of default hereunder and suit therefrom to enforce any provision of this Agreement, any party against whom judgment is awarded shall be liable to the prevailing party for all costs and expenses, including reasonable attorneys' fees incurred in the preparation, prosecution and appeal of such suit for enforcement or damages.

         10. Miscellaneous. This instrument: (a) contains the entire agreement among the parties, (b) may not be amended nor may any rights hereunder be waaved except by an instrument in writing signed by the party sought to be charged with such amendment or waiver, (c) shall be construed in accordance with, and governed by, the laws of Colordo, (d) shall be binding upon and shall insure to the benefit of the parties and the respective personal representatives and assigns, except as above set forth, and (e) may be executed in any number of counterparts of the signature page each of which shall be considered an original, (f) if any provision of this Agreement shall be or become illegal or unenforceable in whole or in part for any reason whatsoever, the remaining provisions shall nevertheless be deemed valid, binding and subsisting, (g) the waiver by either party of a breach of violation of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach or violation thereof, (h) this writing represents the entire

Agreement and understanding of the parties with respect to the subject matter hereof; it may not be altered or amended except by agreement writing signed by both parties, (i) the heading of paragraphs in this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation, (j) this Agreement supersedes any earlier Employment Agreement and as such is the only Agreement in force.

         11.      Secret, Confidential or Proprietary Information.

                  11.1 Employee will hold in a fiduciary capacity for the benefit of Employer, its parent subsidiaries and designees and shall not disclose to any person or entity other than Employer or persons or entities designated by Employer all secret, confidential or proprietary information, knowledge, patents, trade secrets, client identities, marketing and other business methods, technique, process, practices, procedures, plans and strategies, data regarding Employer and any of its subsidiaries and clients obtained by Employee during his employment by Employer, and any other secrets, confidential or proprietary information pertaining to Employer or its business, during the term or terms of this Agreement and at all times after its termination.

                  11.2 Any invention, improvement, innovation, or new product, process or idea made or developed by Employee, alone or in conjunction with others, during the course of the Employee's employment with Employee, relating to Employer's business, shall be deemed to have been made or developed by Employee solely for the benefit of Employer and shall be the sole and exclusive property of Employer. Employee shall not at anytime, whether during employment with Employer or after its termination, use or disclose to any third party such invention, improvement, innovation, or new product, process or idea, except as expressly authorized in writing by Employer.

                  11.3 Immediately upon notice of termination of employment by Employer or Employee, Employee shall give to Employer the originals and all copies of all documents, correspondence, memoranda, records, notes, manuals, materials, client and prospective client lists and formation, and other things relating, either directly or indirectly, to Employer's business, including, but not limited to, secret, confidential or proprietary information, in Employee's possession, custody or control.

         12.      Agreement Not to Compete.

                  12.1 As used n this Agreement, the term client" shad mean any person or entity with whom or which Employee is directly or indirectly doing business at the time Employee ceases to be employed by Employer, or with respect whom or which Employer has, within three (3) years preceding that date, done business, or Employees has, within one (1) year preceding that date, specifically identified for active efforts to solicit or otherwise secure business, regardless of where such client may be located in the United States.


                  12.2 As used in this Agreement, the term "compensation" shall mean doing or seeking to do any type of business, or performing or g to perform any type of service, done or performed, or sought to be done or performed, by Employees during the time Employee is employed by Employer or within (for the number of years see 12.3.3 below) following the termination of Employee's employment with Employer. The term "Termination of Employment" shall mean the effective date of Employee's tern ending. Employee being discharged or Employee voluntarily leaving.

                  12.3 In recognition and consideration of Employee's employment, compensation and fringe benefits, that this Employment Agreement is in connection with the purchase by Scangraphics of stock of Employer, Employee's introduction to Employer s clients, and the carefully guarded methods of doing business which Employer utilizes and deems crucial to the success of its business:

                           12.3.1   Employee shall not during the term of this
Agreement, or for a period (for the number of years see 12.3.3 below) following the termination of Employee's employment with Employer, regardless of the reason for termination or the party initiating termination, either directly or indirectly, own, manage, operate, control, be employed or retained by, or in any way engage in or be connected with any business enterprise, in any capacity whatsoever, including, but not limited to, partner, owner, director, officer, employee, agent or independent contractor, which seeks to solicit, divert, take away, sell to, engage in or otherwise do business with, or perform any service for, any client of Employer in competition with Employer.

                           12.3.2   Employee shall not during the term of this
Agreement, or for a period (for the number of years see 12.3.3 below) following the termination of Employee's employment with Employer, regardless of the reason for termination or the party initiating termination, either directly or indirectly, own, manage, operate, control, be employed or retained by, or in any way engage in or be connected with any business enterprise, in any capacity whatsoever, including, but not limited to, partner, owner, director, officer, employee, agent or independent contractor, which seeks to engage in, or is engaged in. competition with Employer anywhere in the United States.

                           12.3.3   The number of years of restriction under
12.2. 12.3.1 and 12.3.2 shall be determined as follows: if the employee is discharged by employer or the agreement ends at the end of its then term the restriction is one year. If the employee shall voluntarily terminate his employment the restrictions shall be three years.

                  12.4 For a period of three (3) years following the termination of Employee's employment with Employer, regardless of the reason for termination or the party initiating termination, Employee shall not, either directly or indirectly, without the prior written consent of Employer, solicit. remit or induce, or attempt to solicit, recruit or induce, for employment of any other business relationship in competition with Employer, on any basis whatsoever, including, but not limited to, fur-time, part-time, occasional or consulting, any person who is employer) by Employee.

                  12.5 This agreement not to exploit for his own benefit client and coemployee relationships developed during her employment with Employer, or to engage in competition with Employer following the termination of her employment, has been freely and willingly made by Employee in consideration of the employment, with all of its compensation and benefits, being provided by Employer, the secrets and confidences shared by Employer with Employee, and other good and valuable consideration.

                  12.6 Employee acknowledges and agrees that nothing contained in this Agreement nor the enforcement of any obligation in this Article and the preceding Article alters or shall alter Employee's ability to obtain gainful employment which will provide a livelihood for Employee and Employee's dependents. Employee recognizes that this Agreement is reasonably necessary to protect Employer's legitimate interests in its clients, including, but not limited to, those originated by Employee, and in its secret, confidential or proprietary information.

                  12.7 Employee acknowledges that any breach of any obligation contained in this Article and the preceding Article is not adequately compensable by monetary damages, and Employee agrees that any such breach shall cause Employer irreparable harm for which Employer shall be entitled to a temporary resting order and primary injunction without prior notice to Employee. Any and all attorneys' fees, costs and expenses incurred by Employer in enforcing the terms of this Article and the preceding Article shall be reimbursed to Employer by Employee.

                  12.8 In the event that a court of competent jurisdiction shaD determine that any of the restrictive covenants in this Agreement is inequitably broad, it is the intention and agreement of the panties that the court shall equitably adjust the obligations of Employee under this Agreement rather than entirely eliminate any such obligations. In the event that a court shad equitably adjust or eliminate any of the restrictive covenants in this Agreement, all other aspects of this Agreement shall remain in full force and effect.

                  12.9 The enumeration of remedies to which Employer is entitled does not limit any rights Employer otherwise possesses, including, but not limited to, the right to monetary damages.

         13. Incentive Warrants. In order to add additional incentive to Employee to increase the sales and profitability of Employer which reflects in the increase in the profitability of Scangraphics, Scangraphics does hereby grant to Employee the warrants a copy of which are attached hereto Exhibit A and made a pt hereof. In addition to the provisions set forth in the warrants it is understood that no warrant is exercisable unless and under it has vested. Except as hereafter provided, no warrant shall vest after a person has ceased to be an Employee of Employer. In the event that Employee shall become fully disabled and therefore unable to work in the foreseeable future as determined by a physician appointed by Scangraphics the warrants will vest provided that they would have otherwise vested had the Employee remained an Employee of Employer, that is the necessary goals for vesting shall be achieved by Employer. Once a warrant has vested it will continue to be vested regardless of whether Employee continues his employment with Employer except in the event that Employee is discharged for cause, in which event all options vested or invested shall immediately and without further notice become null and void. If there shall be disagreement with the physician appointed by Scangraphics to determine the permanent disability of Employee, Employee may employ a physician duly licensed in the State of Colorado to give an opinion. If the opinion of Employee's physician shall differ from that of the opinion given by Scangraphics' physician, then the two physicians shall choose a mutually acceptable physician to examine the Employee and the opinion of the third physician shall be binding on both parties. In the event that the two physicians cannot agree on the third physician within ninety (90) days after the rendering by the Employee's physician of his opinion then the third physician shall be chosen by the then President of the Colorado Medical Association. In the event that Employee shall be discharged "without cause" the warrants shall vest in the same manner and at the same times as if Employee were fully disabled.


                           [INTENTIONALLY LEFT BLANK]

                                    EMPLOYER:

                                    TANGENT ENGINEERING, INC.



                                    By: /s/ RONALD J. NOWAK
                                       -------------------------------------
                                            Ronald J. Nowak
                                    Its:    Vice President


                                    AND RATIFIED BY:


                                      /s/ ANDREW E. TROLIO
                                    ----------------------------------------
                                    Andrew E. Trolio, President
                                    Scangraphics, Inc.
                                    700 Abbott Drive
                                    Broomall, PA  19008

                                    EMPLOYEE:



                                      /s/ ROBERT J. BORNHOFEN
                                    ----------------------------------------
                                    Robert J. BORNHOFEN
                                    14 Inverness Drive East
                                    Suite A-100
                                    Englewood, Colorado  80112


                                    14 Inverness Drive East
                                    Suite A-100
                                    Englewood, Colorado 80112

Number:WC0125                                               **300,000**  Shares


                               SCAN-GRAPHICS, INC.

         Incorporated under the laws of the Commonwealth of Pennsylvania


This certifies that Robert J. Borphofen (the " holder") is the owner of 300,000 Common Stock Purchase Warrants (the "Warrants"), each Warrant giving the holder the right to purchase one (1) fully paid and non-assessable share of Common Stock, $.001 par value, of Scan-Graphics, Inc. (the "Company") at any time through December 31, 2000, (the "exercise date") at an exercise price of $3.00 per Warrant and subject to the terms, conditions and limitations set forth herein. The shares of Common Stock underlying these Warrants shall have "piggy back registration rights" and will therefore be included in the next registration statement to be filed with the SEC. The first 100,000 Warrants shall vest, commencing on the 1st day of the fifth month of employment, in thirty-two equal monthly installments of 3,125 shares of Common Stock per month, for a total of 100,000 Warrants to be vested upon Tangent achieving $12,000,000 in cumulative gross revenues of Tangent's products by December 31, 1998 including Tangent's revenues for fiscal 1995. These Warrants are issued to holder subject to the terms and conditions of the attached Employment Agreement.

As if Midnight of the exercise date, any unexercised Warrants issued herein will automatically and without notice terminate and become null and void, unless extended by action of the Board of Directors. Any exercise of these Warrants shall be in writing, addressed to the Secretary of the Corporation at its principal place of business, using the form attached hereto, and shall be accompanied by payment in full by check.

In the event at the time of exercise of the Warrants, there does not exist a Registration Statement on an appropriate Form under the Securities Act of 1933, as amended (the "Act") which registration Statement shall have become effective and shall be current with respect to the underlying shares being purchased, and in the opinion of counsel to the Company such underlying shares will upon issuance be "restricted" securities within the meaning of Rule 144 under the Act, you will represent and warrant to the Company (i) that, upon exercise of the Warrants, you are purchasing the underlying shares for resale or distribution of any such underlying shares shall be made either pursuant to (x) a Registration Statement on an appropriate Form under the Act, which Registration Statement shall have become effective and shall be current with respect to the underlying shares being sold, or (y) a specific exemption from the registration requirements of the Act, but in claiming such exemption, you shall, prior to any offer for sale or sales of such underlying shares, obtain a favorable written opinion from counsel for, approved by the Company, as to the applicability of such exemption.

In Witness Whereof , the said Corporation has caused this Certificate to be signed by its authorized officers, and its Corporate Seal, to be hereunto affixed this 29th day of December,

                                                                     Exhibit F2


                              EMPLOYMENT AGREEMENT
                                (Ronald J. Nowak)



         THIS EMPLOYMENT AGREEMENT between Employer and Employee identified below is executed as of this 29th day of December, 1995, and is effective as of the date of the closing of the Stock Purchase Agreement of even date herewith between Tangent Engineering, Inc., 14 Inverness Drive, East, Suite A-100, Englewood, Colorado 80112, and Scangraphics, Inc., a Pennsylvania corporation, having its principal offices at 700 Abbott Drive, Broomall, PA 19008.

         1. Defined Terms. The following terms will have the meanings ascribed below, wherever they appear in this Agreement.

                  1.1 Employer. Tangent Engineering, Inc., 14 Inverness Drive, East, Suite A-100, Englewood, Colorado 80112.

                  1.2       Employee. Ronald J. Nowak

                  1.3 Base Compensation. $100,000 per year payable in equal bi-weekly installments.

                  1.4 Employee Benefits. Those benefits which are offered generally to employees of the Employer from time to time, including but not limited to health insurance, sick leave, profit sharing, whether qualified or unqualified, retirement income, stock option and other plans, if generally made available to all employees of Employer. In addition to these general benefits, Employer agrees to grant Employee annual paid vacation of one month per year.

                  1.5 Primary Duties. The Employee shall be employed as a Senior Vice-President of Employer. Employee, as a key employee of Employer, is expected to perform the following primary duties for Employer: To coordinate and supervise all manufacturing, product development and customer service activities for Employer; to provide, in cooperation with Robert A. Garber, input and guidance with respect to personnel matters and short- and long-term planning; and to assume direct reporting responsibility to the President and Board of Directors of Scangraphics, Inc., the parent corporation of Employer. Employee agrees to perform fully, faithfully, competently, and effectively such duties and such supplementary duties as may be assigned to him by Board of Directors of Employer and/or the Board of Directors of the parent company Scangraphics and to devote his full time and best efforts to the business of Employer. Employee shall not, accept with Employer's written consent, engage in any other employment during the term of his employment with Employer.

                  1.6 Reasonable Out-of-Pocket Expenses. Reasonable out-of-pocket expenses, actually incurred by the Employee in the performance of work for the Employer, in the ordinary course of the Employer's business and the duties of the Employee for the Employer, or as otherwise previously approved in writing by the president or a vice president of the Employer; provided that receipts, invoices, credit card charge receipts or other evidence of the incurring of such expenses together with such supporting information as Employer may reasonably request, and in all events sufficient to establish a deduction of such expenses as ordinary and necessary business expenses for federal to income tax purposes, have been furnished to the controller or other designated disbursing officer of the Employer.

                  1.7 Term. The Term of this Agreement is as set forth in paragraph 6 below.

         2. Employment. Employer agrees to employ Employee and Employee agrees to perform the duties of Employee set forth herein for the Term of this Agreement.

         3.       Compensation, Perquisites.

                  3.1 Base Compensation. During the Initial Term, the Employee shall be paid the Basic Compensation or such greater amount as may be set by the Board of Directors of Employer. On the anniversary date of this Agreement each and every year during the Initial Term and any renewal over extension hereof, Employee's Base Compensation shall be increased by 10% or the Base Compensation of the prior year, provided that during the prior year the profits of Employer have equaled not less than 20% of the Base Compensations of Employee, Robert A. Garber and Robert J. Bornhofen. If the pre-tax profits for the sad prior year of Employer shall not equal the said sum, then there will be no increase in Base Compensation for the year commencing on the anniversary date.

                  3.2 Bonuses. Employee shall be entitled to participate in performance bonuses as and when approved by the Board of Directors of Scangraphics.

                  3.3 Employee Benefits. Employee shad be entitled to participate in all Employee Benefits offered by the Employer including continuation of current medical coverage and 401K programs of Employer.

                  3.4 Perquisites. Employee shall be entitled to perquisites consistent with the perquisites offered to key employees of Employer.

                  3.5 Reasonable Reimbursement of Expenses. Employee shall be entitled to reimbursement of Reimbursable Expenses promptly upon furnishing the required supporting information to Employer.

         4.       Duties of Employee.

                  4.1 Primary Duties. Employee shall at all times during the Term of this Agreement be expected to perform and shall perform the Primary Duties for the Employer.

                  4.2 Other Duties. In addition to the Primary Duties, the Employee shall perform such additional duties as may be assigned from time to time by Employer's board of directors.

         5.       Duty of Loyalty.

                  5.1 Duty of Loyalty. During the Term of this Agreement, Employee, as a key employee of Employer, is expected to devote full time attention to the work of the Employer during normal business hours to the business of Employer.

                  5.2 Scope of this Paragraph. Except as otherwise contained in this Agreement, Employee is not prevented from making investments in other business enterprises, through the stock market or otherwise, so long as Employee is not actively engaged in the conduct of any business which would compete with the business of Employer or which would interfere with the Employee's duties for the Employer.

         6. Term.

                  6.1 Initial Term. This Agreement shall have an Initial Term of three years, commencing January 1, 1996.

                  6.2 Subsequent Term. After the Initial Term, this Agreement shall automatically be renewed, without further action by either party, for successive annual terms unless terminated as provided below.

                  6.3 Termination. This Agreement may be terminated as follows:

                           6.3.1   During the Initial Term of this Agreement,
and any extension, this Agreement may be terminated at the end of the then current term by either party giving the other party sixty (60) days written notice of its intention to terminate at the end of that current term.

                           6.3.2    At any time, by the Employer for "good
cause." Good cause shall mean conviction of a crime of moral turpitude, on the job intoxication, but only after full compliance with the law of Colorado regarding discharge for intoxication, violation of any law, rule or regulation promulgated by any governmental authority which would subject the Employer to administrative sanction, fine, criminal action or civil claim for damages, violation of any material term of this Agreement, embezzlement from the Employer, usurpation of a valid opportunity of the Employer unless the specific action is approved by the Employer's board of directors.

                  6.4 Accrued Salary, Bonus and Commission. Termination of the Employee by Employer for any reason other than good cause in accordance with paragraph 6.3.3 shall not affect Employee's right to any salary, bonus or commission earned under this Agreement and Employee shall be entitled to receive payment of a sum equal to his then Base Compensation until the end of the then term in the same biweekly payments, except Employee shall be under a duty to mitigate the damages of Employer (payments) by obtaining other employment the income from which will reduce the biweekly payments.

         7. Assignment. This Agreement shall be personal to both Employer and Employee and the rights hereunder may not be assigned nor the duties hereunder delegated without the consent of both parties, provided however, Employer may assign this Agreement in the event of merger, consolidation or transfer of substantially all of its assets, but the Agreement may only be assigned to the resulting party or the acquirer of substantially all the assets of Employer.

         8. Notice. All notices, requests, demands and other communications hereunder shall be deemed to have been duly given if delivered or mailed, by certified or registered mail with postage prepaid, to the party intended at the address set forth in item 1 of the signature page of this Agreement or to such other person and place as either party shall furnish to the other in writing.

         9. Costs of Suit. In the event of default hereunder and suit resulting therefrom to enforce any provision of this Agreement, any party against whom judgment is awarded shall be liable to the prevailing party for all costs and expenses, including reasonable attorneys' fees incurred in the preparation, prosecution and appeal of such suit for enforcement or damages.

         10. Miscellaneous. This instrument: (a) contains the entire agreement among the parties, (b) may not be amended nor may any rights hereunder be waived except by an instrument in writing signed by the party sought to be charged with such amendment or waver, (c) shall be construed in accordance with, and governed by, the laws of Colorado, (d) shall be binding upon and shall insure to the benefit of the parties and their respective personal representatives and assigns, except as above set forth, and (e) may be executed in any number of counterparts of the signature page each of which shall be considered an original, (f) if any provision of this Agreement shall be or become illegal or unenforceable in whole or in part for any reason whatsoever, the remaining provisions shall nevertheless be deemed valid, binding and subsisting, (g) the waiver by either party of a breach of violation of any provision of this Agreement shall not operate or be construed a waiver of any subsequent breach or violation thereof, (h) this writing represents the entire Agreement and understanding of the parties with respect to the subject matter hereof; it may not be altered or amended except by agreement in writing signed by both parties, (i) the heading of paragraphs in this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation, (j) this Agreement supersedes any earlier Employment Agreement and as such is the only Agreement in force.

         11.      Secret, Confidential or Proprietary Information.

                  11.1 Employee will hold in a fiduciary capacity for the benefit of Employer, its parent subsidiaries and designees and shall not disclose to any person or entity other than Employer or persons or entities designated by Employer all secret,confidential or proprietary information, knowledge, patents, trade secrets, client identities, marketing and other business methods, technique, processes, practices, procedures, plans and strategies, data regarding Employer and any of its subsidiaries and clients obtained by Employee during his employment by Employer, and any other secret, confidential or proprietary information pertaining to Employer or its business, during the term or terms of this Agreement and at all times after its termination.

                  11.2 Any invention, improvement, innovation, or new product, process or idea made or developed by Employee, alone or in conjunction with others, during the course of the Employee's employment with Employer, relating to Employer's business, shall be deemed to have been made or developed by Employee solely for the benefit of Employer and shall be the sole and exclusive property of Employer. Employee shall not at anytime, whether during employment with Employer or after its termination, use or disclose to any third party such invention, improvement innovation, or new product, process or idea, except as expressly authorized in writing by Employer.

                  11.3 Immediately upon notice of termination of employment by Employer or Employee, Employee shall give to Employer the originals and all copies of all documents, correspondence, memoranda, records, notes, manuals, materials, client and prospective client lists and information, and other things relating, either directly or indirectly, to Employer's business, including, but not limited to, secret, confidential or proprietary information, in Employee's possession, custody or control.

         12.      Agreement Not to Compete.

                  12.1 As used in this Agreement, the term "client" shall mean any person or entity with whom or which Employer is directly or indirectly doing business at the time Employee ceases to be employed by Employer, or with respect to whom or which Employer has, within three (3) years preceding that date, done business, or Employer has, within one (1) year preceding that date, specifically identified for active efforts to solicit or otherwise secure business, regardless of where such client may be located in the United States.

                  12.2 As used in this Agreement, the term "competition" shall mean doing or seeking to do any type of business, or performing or seeking to perform any type of service, done or performed, or sought to be done or performed, by Employer during the time Employee is employed by Employer or within the two (2) years following the termination of Employee's employment with Employer. The term "Termination of Employment" shall mean the end of receipt of monies by Employee either as a result of Employee's term ending, being discharged for cause, volutarily leaving or at the end of the receipt of money from Employer under 6.4 hereof.

                  12.3 In recognition and consideration of Employee's employment, compensation and fringe benefits, that this Employment
Agreement is in connection with the purchase by Scangraphics of stock of Employer from Employee who owned 50% of the issued and outstanding stock of Employer, Employee's introduction to Employer's clients, and the carefully guarded methods of doing business which Employer utilizes and deems crucial to the success of its business:

                           12.3.1  Employee shall not during the term of this
Agreement, or for a period of two (2) years following the termination of Employee's employment with Employer, regardless of the reason for termination or the party initiating termination, either directly or indirectly, own, manage, operate, control, be employed or retained by, or in any way engage in or be connected with any business enterprise, in any capacity whatsoever, including, but not limited to, partner, owner, director, officer, employee, agent or independent contractor, which seeks to solicit, divert, take away, sell to, engage in or otherwise do business with, or perform any service for, any client of Employer in competition with Employer.

                           12.3.2   Employee shall not during the term of this
Agreement, or for a period (for the number of years see 12.3.3 below) following the termination of Employee's employment with Employer, regardless of the reason for termination or the party initiating termination, either directly or indirectly, own, manage, operate, control, be employed or retained by, or in any way engage in or be connected with any business enterprise, in any capacity whatsoever, including, but not limited to, partner, owner, director, officer, employee, agent or independent contractor, which seeks to engage in, or is engaged in, competition with Employer anywhere in the United States.

                           12.3.3     The number of years of restriction under
12.2, 12.3. and 12.3.2 shall be determined as follows: if the employee is discharged by employer or the agreement ends at the end of its then term the restriction is one year. If the employee shall voluntarily terminate his employment the restrictions shall be three years.

                  12.4 For a period of three (3) years following the termination of Employee is employment with Employer, regardless of the reason for termination or the party initiating termination, Employee shall not, either directly or indirectly, without the prior written consent of Employer, solicit, recruit or induce, or attempt to solicit, recruit or induce, for employment of any other business relationship in competition with Employer, on any basis whatsoever, including, but not limited to, full time, part-time, occasional or consulting, any person who is employed by Employer.

                  12.5 This agreement not to exploit for his own benefit client and co-employee relationships developed during her employment with Employer, or to engage in compensation with Employer following the termination of her employment, has been freely and willingly made by Employee in consideration of the employment, with all of its compensation and benefits, being provided by Employer, the secrets and confidences shared by Employer with Employees, and other good and valuable consideration.

                  12.6 Employee acknowledges and agrees that nothing contained in this Agreement nor the enforcement of any obligation contained in this Article and the preceding Article alters or shall alter Employee's ability to obtain gainful employment which will provide a livelihood for Employee and Employee's dependents. Employee recognizes that this Agreement is reasonably necessary to protect Employers legitimate interests in its clients, including, but not limited to, those originated by Employee, and in its secret, confidential or proprietary information.

                  12.7 Employee acknowledges that any breach of any obligation contained in this Article and the preceding Article is not adequately compensable by monetary damages, and Employee agrees that any such breach shall cause Employer irreparable harm for which Employer shall be entitled to a temporary restraining order and preliminary injunction without prior notice to Employee. Any and all attorneys' fees, costs and expenses incurred by Employer in enforcing the terms of this Article and the preceding Article shall be reimbursed to Employer by Employee.

                  12.8 In the event that a court of competent jurisdiction shall determine that any of the restrictive covenants in this Agreement is inequitably broad, it is the intention and agreement of the parties that the court shall equitably adjust the obligations of Employee under this Agreement rather than any eliminate any such obligations. In the event at a court shall equitably adjust or eliminate any of the restrictive covenants in this Agreement, all other aspects of this Agreement shall remain in full force and effect.

                  12.9 The enumeration of remedies to which Employer is entitled does not limit any rights Employer otherwise possesses, including, but not limited to, the right to monetary damages.

         13. Incentive Warrants. In order to add additional incentive to Employee to increase the sales and profitability of Employer which reflects in the increase in the profitability of Scangraphics, Scangraphics does hereby grant to Employee the warrants a copy of which are attached hereto marked Exhibit A and made a part hereof. In addition to the provisions set for in the warrants it is understood that no warrant's excisable unless and until it has vested. Except as hereafter provided, no warrant shall vest after a person has ceased to be an Employee of Employer. In the event that Employee shall become fully disabled and therefore unable to work in the foreseeable future as determined by a physician appointed by Scangraphics the warrants will vest provided that they would have otherwise vested had the Employee remained an Employee of Employer, that is the necessary goals for vesting shall be achieved by Employer. Once a warrant has vested it will continue to be vested regardless of whether Employee continues his employment with Employer except in the event that Employee is discharged for cause, in which event all options vested or invested shall immediately and without further notice become null and void. If there shall be agreement with the physician appointed by Scangraphics to determine the bent disability of Employee, Employee may employ a physician duly tic in the State of Colorado to give an opinion. If the opinion of Employee's physician shall differ from that of the opinion given by Scangraphics' physician, then the two physicians shall choose a mutually acceptable physician to examine the Employee and the opinion of the third physician shall be binding on both parties. In the event that the two physicians cannot agree on the third physician within ninety
(90) days after the rendering by the Employee's physician of his opinion then the third physician shall be chosen by the then President of the Colorado Medical Action. In the event that Employee shall be discharged "without cause" the warrants shall vest.

         IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first above written.



                                    EMPLOYER:

                                    TANGENT ENGINEERING, INC.



                                    By: /s/ Ronald J. Nowak
                                       -------------------------------------
                                            Ronald J. Nowak
                                    Its:    Vice President


                                    AND RATIFIED BY:


                                      /s/ Andrew E. Trolio
                                    ----------------------------------------
                                    Andrew E. Trolio, President
                                    Scangraphics, Inc.
                                    700 Abbott Drive
                                    Broomall, PA  19008

Number:WC0126                                               **300,000**  Shares


                               SCAN-GRAPHICS, INC.

         Incorporated under the laws of the Commonwealth of Pennsylvania


This certifies that Ronald J. Nowak (the " holder") is the owner of 300,000 Common Stock Purchase Warrants (the "Warrants"), each Warrant giving the holder the right to purchase one (1) fully paid and non-assessable share of Common Stock, $.001 par value, of Scan-Graphics, Inc. (the "Company") at any time through December 31, 2000, (the "exercise date") at an exercise price of $3.00 per Warrant and subject to the terms, conditions and limitations set forth herein. The shares of Common Stock underlying these Warrants shall have "piggy back registration rights" and will therefore be included in the next registration statement to be filed with the SEC. The first 100,000 Warrants shall vest, commencing on the 1st day of the fifth month of employment, in thirty-two equal monthly installments of 3,125 shares of Common Stock per month, for a total of 100,000 Warrants to be vested upon Tangent achieving $12,000,000 in cumulative gross revenues of Tangent's products by December 31, 1998 including Tangent's revenues for fiscal 1995. These Warrants are issued to holder subject to the terms and conditions of the attached Employment Agreement.

As if Midnight of the exercise date, any unexercised Warrants issued herein will automatically and without notice terminate and become null and void, unless extended by action of the Board of Directors. Any exercise of these Warrants shall be in writing, addressed to the Secretary of the Corporation at its principal place of business, using the form attached hereto, and shall be accompanied by payment in full by check.

In the event at the time of exercise of the Warrants, there does not exist a Registration Statement on an appropriate Form under the Securities Act of 1933, as amended (the "Act") which registration Statement shall have become effective and shall be current with respect to the underlying shares being purchased, and in the opinion of counsel to the Company such underlying shares will upon issuance be "restricted" securities within the meaning of Rule 144 under the Act, you will represent and warrant to the Company (i) that, upon exercise of the Warrants, you are purchasing the underlying shares for resale or distribution of any such underlying shares shall be made either pursuant to (x) a Registration Statement on an appropriate Form under the Act, which Registration Statement shall have become effective and shall be current with respect to the underlying shares being sold, or (y) a specific exemption from the registration requirements of the Act, but in claiming such exemption, you shall, prior to any offer for sale or sales of such underlying shares, obtain a favorable written opinion from counsel for, approved by the Company, as to the applicability of such exemption.

In Witness Whereof , the said Corporation has caused this Certificate to be signed by its authorized officers, and its Corporate Seal, to be hereunto affixed this 29th day of December,

                                                                     Exhibit F3


                              EMPLOYMENT AGREEMENT
                               (Robert A. Garber)


     THIS EMPLOYMENT AGREEMENT between Employer and Employee identified below is muted as of this ___ day of December, 1995, and is effective as of the date of the closing of the Stock Purchase Agreement of even date herewith between Tangent Engineering, Inc., 14 Inverness Drive, East, Suite A-100, Englewood, Colorado 80112, and Scangraphics, Inc., a Pennsylvania cotion, having its principal offices at 700 Abbott Drive, Broomall, PA 19008.


              1. Defined Terms. The following terms will have the meanIngs ascribed below, wherever they appear in this Agreement.

                  1.1 Employer. TangentEngineering, Inc., 14 Inverness Drive, East, Suite A-100, Englewood, Colorado 80112.

                  1.2      Employee.  Robert A. Garber

                  1.3 Base Compensation. $85,000 per year payable in equal bi-weekly installments.

                  1.4 Employee Benefits. Those benefits which are offered generally to employees of the Employer fiom time to time, including but not limited to health insurance, sick leave, profit shinng, whether qualified or unqualified, retirement income, stock option and other plans, if generally made available to all employees of Employer. In addition to these general benefits, Employer agrees to grant Employee annual paid vacation of one month per year.

                  1.5 Primary Duties. The Employee shall be employed as a Vice-President and Chief Operating Officer of Employer. Employee, as a key employee of Employer, is expected to perform the following primary duties for
Employer: To coordinate and supervise all domestic manufacturing, sales and fiscal activities of Employer; to provide, in cooperation with Robert 1. Nowak input and guidance with respect to personnel matters and short- and long-term planmng; and to assume direct reporting responsibiliry to the President and Eoard of Drs of Scangraphics, Inc., the parent corporation of Employer. Employee agrees to perform fully, faithfully, competeniny, and effectively such duties and such supplementary duties as may be assigned to him by Board of Directors of Employer an-or the Board of Directors of the parent company Scangraphics and to devote his full time and best efforts to the business of Employer. Employee shall not, accept with Employer's written consent, engage in any other employment during the term of his employment with Employer.

                  1.6 Reasonable Out-of-Pocket Expenses. Reasonable out-of-pocket expenses, actually incurred by the Employee in the performance of work for the Employer, in the ordmary course of the Employer's business and the duties of the Employee for the Employer, or as otherwise previously approved in writing by the president or a vice president of the Employer; provided that receipts, invoices, credit card charge receipts or other evidence of the incurring of such expenses, together with such supporting information as Employer may reasonably request, and in all events sutflcient to establish a deduction of such expenses as ore and necessary business expenses for federal income tax purposes, have been furnished to the controller or other designated disbursing officer of the Employer.

                  1.7 Term. The Term of this Agreement is as set forth in patagraph 6 below.

         2.       Employment.  Employer            to employ Employee and
Employee          to perform the duties of Employee set forth herein for
the Term of this Agreement.

         3.       Compensation, Perquisites.

                  3.1 Base Compensation. During the Initial Term, the Employee shall be paid the Basic Compensation or such greater amount as may be set by the Board of Drs of Employer. On the anniversary date of this Agreement each and every year during the Initial Term and any renewal or extension hereof, Employee's Base Compensation shall be ink by 10% over the Base Compensation of the prior year, provided that during the prior year the profits of Employer have equaled not less than 20% of the Base Compensations of Employee, Ronald J. Nowak and Robert J. Bornhofen. If the pretax profits for the said prior year of Employer shall not equal the said sum, then there will be no increase in Base Compensation for the year commencing on the anniversary date.

                  3.2 Bonuses. Employee shall be entitled to participate in performance bonuses as and when approved by the Board of Directors of Scangraphics.

                  3.3 Employee Benefits. Employee shall be entitled to participate in all Employee Benefits offered by the Employer including continuation of current medical coverage and 401K prods of Employer.

                  3.4 Perquisites. Employee shall be entitled to perquisites consistent with the perquisites offered to key employees of Employer.

                  3.5 Reasonable Reimbursement of Expenses. Employee shall be entitled to reimbursement of Reimbursable Expenses promptly upon furnishing the required supporting information to Employer.

         4.       Duties of Employee.

                  4.1 Primary Duties. Employee shall at all times during the Term of this Agreement be expected to perform and shall perform the Primary Duties for the Employer.

                  4.2 Other Duties. In addition to the Primary Duties, the Employee shall perform such additional duties as may be assigned from time to time by Employer's board of directors.

         5.       Duty of Loyalty.

                  5.1 Duty of Loyalty. During the Term of this Agreement, Employee, as a key employee of Employer, is e to devote full time attention to the work of the Employer during normal business hours to the business of Employer.

                  5.2 Scope of this Paragraph. Except as otherwise contained in this Agreement, Employee is not prevented from making investments in other business enterprises, through the stock market or otherwise, so long as Employee is not actively engaged in the conduct of any business which would compete with the business of Employer or which would interfere with the Employee's duties for the Employer.

         6.       Term.

                  6.1 Initial Term. This Agreement shall have an Initial Term of three years, commencing January 1, 1996.

                  6.2 Subsequent Term. After the Initial Term, this Agreement shall automatically be renewed, without further action by either party, for successive annual terms unless terminted as provided below.

                  6.3 Termination. This Agreement may be terminated as follows:

                           6.3.1    During the Initial Term of this Agreement,
and any extension, this Agreement may be terminated at the end of the then current term by either party grving the other party sixty (60) days written notice of its intention to terminate at the end of that current term.

                           6.3.2    At any time, by the Employer for "good
cause." Good cause shall mean conviction of a crime of moral turpitude, on the job intoxication, but only after full compliance with the law of Colorado regarding discharge for intoxication, violation of any law, rule or regulation promulgated by any governmental authority which would subject the Employer to administrative sanction, fine, criminal action or civil claim for damages, violation of any material term of this Agreement, embeement from the Employer, usurpation of a valid opportunity of the Employer unless the specific action is approved by the Employer's board of directors.

                  6.4 Accrued Salary, Bonus and Commission. Termination of the Employee by Employer for any reason other than good cause in accordance with paragraph 6.3.3 shall not affect Employee's right to any saiary, bonus or commission earned under this Agreement and Employee shall be entitled to receive payment of a sum equal to the balance of the employees then Basic Compensation to the end of the then term in the following manner at the option of the employer in the same biweekly payments, or in a lump sum payment giving credit for the value of money atthe rate of 6% per annum.

         7. Assignment. This Agreement shall be personal to both Employer and Employee and the rights hereunder may not be assigned nor the duties hereunder delegated without the consent of both parties, provided however, Employer may assign this Agreement in the event of merger, consolidation or transfer of substantially all of its assets, but the Agreement may only be assigned to the resulting patty or the acquirer of substantially all the assets of Employer.

         8. Notice. All notices, requests, demands and other communications hereunder shall be deemed to have been duly given if delivered or mailed, by Bed or registered mall with postage prepaid, to the patty intended at the address set forth in item 1 of the signature page of this Agreement or to such other person and place as either party shall furnish to the other in writing.

         9. Costs of Suit. In the event of default hereunder and suit resulting therefrom to enlbrce any provision of this Agreement, any patty against whom judgment is awarded shall be liable to the peg patty for all costs and expenses, including reasonable attorneys' fees incurred in the ption, prosecution and appeal of such suit for enforcement or damages.

         10. Miscellaneous. This instrument: (a) contains the entire agreement among the parties, (b) may not be amended nor may any rights hereunder be waived except by an instrument th writing signed by the patty sought to be charged with such amendment or waiver, (c) shall be construed in accordance with, and governed by, the laws of Colorado, (d) shall be binding upon and shall insure to the benefit of the parties and their respective personal representatives and assigns, except as above set forth, and (e) may be executed in any number of counterparts of the signature page each of which shall be considered an original, (f) if any provision of this Agreement shall be or become illegal or unenforceable in whole or in part for any reason whatsoever, the remaining provisions shall nevertheless be deemed valid, binding and subsisting, (g) the waiver by either patty of a breach of violation of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach or violation thereof, (h) this writing represents the entire Agreement and understanding of the parties with respect to the subject matter hereof; if may not be altered or amended except by agreement in writing signed by both parties, (i) the heading of paragraphs in this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation, (j) this Agreement supersedes any earlier Employment Agreement and as such is the only Agreement in force.

         11.      Secret, Confidential or Proprietary Information.

                  11.1 Employee will hold in a fiduciary capacity for the benefit of Employer, its parent subsidiaries and designees and shall not disclose to any person or entity other than Employer or persons or entities designated by Employer all secret,confidential or proprietary information, knowledge, patents, trade secrets, client identities, marketing and other business methods, technique, processes, practices, procedures, plans and strategies, data regarding Employer and any of its subsidiaries and clients obtained by Employee during his employment by Employer, and any other secret, confidential or proprietary information peg to Employer or its business, during the term or terms ofthis Agreement and at all times after its tmmination.

                  11.2 Any invention, improvement, innovation, or new product, process or idea made or developed by Employee, alone or in conjunction with others, during the course of the Employee's employment with Employer, relating to Employer's business, shall be deemed to have been made or developed by Employee solely for the benefit of Employer and shall be the sole and exclusive property of Employer. Employee shall not at anytime, whether during employment with Employer or alter its termination, use or disclose to any third patty such invention, improvement, innovation, or new product, process or idea, except as expressly authorised in writing by Employer.

                  11.3 Immediately upon notice of tion of employment by Employer or Employee, Employee shall give to Employer the originals and all copies of all documents, condence, memoranda, records, notes, manuals, matermls, client and prospective client lists and information, and other things relating, either directly or indirectly, to Employer's business, including, but not limited to, secret, confidential or proprietary information, in Employee's possession, custody or control.

         12.      Agreement Not to Compete.

                  12.1 As used in this Agreement, the term "client" shall mean any person or entity with whom or which Employer is directly or indirectly doing business at the time Employee ceases to be employed by Employer, or with respect to whom or which Employer has, within three (3) years peg that date, done business, or Employer has, within one (1) year preceding that date, specifically identified for active efforts to solicit or otherwise secure business, regardless of where such client may be located in the United States.

                  12.2 As used in this Agreement, the term "competition" shall mean doing or seeking to do any type of business, or performing or seeking to perform any type of service, done or performed, or sought to be done or performed, by Employer during the time Employee is employed by Employer or within (for the number of years, see 12.3.3 below) following the termination of Employee's employment with Employer. The term "Termination of Employment" shall mean the effective date of Employee's term ending, Employee being discharged or Employee voluntarily leaving.

                  12.3 In recognition and consideration of Employee's employment, compensation and fringe benefits, that this Employment Agreement is in connection with the purchase by Scangraphics of stock of Employer, Employee's introduction to Employer's clients, and the carefully guarded methods of doing business which Employer utiles and deems crucial to the success of its business:

                           12.3.1  Employee shall not during the term of this
Agreement, or for a period (for the number of years see 12.3.3 below) following the termination of Employee's employment with Employer, regardless of the reason for termination or the party initiating termination, either direclly or indirectly, own, manage, operate, control, be employed or retained by, or in any way engage in or be connected with any business enterprise, in any capaciry whatsoever, including, but not limited to, partner, owner, director, officer, employee, agent or independent contractor, which seeks to solicit, divert, take away, sell to, engage in or otherwise do business with, or perform any service for, any client of Employer in competition with Employer.

                           12.3.2  Employee shall not during the term of this
Agreement, or for a period (for the number of years see 12.3.3 below) following the termination of Employee's employment with Employer, regardless of the reason for termination or the party initiating termination, either directly or indirectly, own, manage, operate, control, be employed or retained by, or in any way engage in or be connected wig any business enterprise, in any capaciry whatsoever, including, but not limited to, partner, owner, director, officer, employee, agent or independent contractor, which seeks to engage in, or is engaged in, competition with Employer anywhere in the United States.

                           12.3.3  The number of years of restriction under
12.2, 12.3.1 and 12.3.2 shall be determined as follows: if the employee is discharged by employer or the agreement ends at the end of its then term the restriction is one year. If the employee shall voluntarily terminate his employment the restrictions shall be three years.

                  12.4 For a period of three (3) years following the termination of Employee's employment with Employer, regardless of the reason for termination or the party initiating termination, Employee shall not, either directly or indirectly, without the prior written consent of Employer, solicit, recrvit or induce, or attempt to solicit, recruit or induce, for employment of any other business relationship in competition with Employer, on any basis whatsoever, including, but not limited to, full-time, part-time, occasional or consulting, any person who is employed by Employer.

                  12.5 This agreement not to exploit for his own benefit client and co-employee relationships developed during her employment with Employer, or to engage in competition with Employer following the termination of her employment, has been freely and willingly made by Employee in consideration of the employment, with all of its compensation and benefits, being provided by Employer, the secrets and confidences shared by Employer with Employee, and other good and valuable consideration.

                  12.6 Employee acknowledges and agrees that nothing contained in this Agreement nor the enforcement of any obligation contained in this Article and the preceding Article alters or shall alter Employee's ability to obtain gainful employment which will provide a livelihood for Employee and Employee's dependents. Employee recogs that this Agreement is reasonably necessary to protect Employer's legitimate interests in its clients, including, but not limited to, those originated by Employee, and in its secret, confidential or proprietary information.

                  12.7 Employee acknowledges that any breach of any obligation contained in this Article and the peg Article is not adequately compensable by monetary damages, and Employee agrees that any such breach shall cause Employer irreparable harm for which Employer shall be entitled to a temporary restrammg order and preliminary injunction without prior notice to Employee. Any and all attorneys' fees, costs and expenses incurred by Employer in enforcing the terms of this Article and the peg Article shall be reimbursed to Employer by Employee.

                  12.8 In the event that a court of competent jurisdiction shall determine that any of the restrictive covenants in this Agreement is inequitably broad, it is the intention and agreement of the parties that the court shall equitably adjust the obligations of Employee under this Agreement rather than entirely eliminate any such obligations. In the event that a court shall equitably adjust or elumnate any of the restrictive covenants in this Agreement, all other aspects of this Agreement shall remain in full force and effect.

                  12.9 The enumeration of remedies to which Employer is entitled does not limit any rights Employer otherwise possesses, including, but not limited to, the right to monetary damages.

         13. Inocntive Warrants. In order to add additional incentive to Employee to increase the sales and profitability of Employer which reflects in the increase in the profitability of Scangraphics, Scangraphics does hereby grant to Employee the warrants a copy of which are attached hereto marked Exhibit A and made a part hereof. In addition to the provisions set forth in the warrants it is understood that no warrant is exercisable unless and until it has vested. Exceptas heprovided, no warrant shall vest af:eraperson has to bean Employee of Employer. In the event that Employee shall become fully disabled and therefore unable to work in the fole future as determmed by a physician appointed by Scangraphics the warrants will vest provided that they would have otherwise vested had the Employee remained an Employee of Employer, that is the necessary goals for vesting shall be achieved by Employer. Once a t has vested it will continue to be vested regardless of whether Employee continues his employment with Employer except in the event that Employee is discharged for cause, in which event all options vested or unvested shall immly and without further notice become null and void. If there shall be ment with the physician appointed by Scangraphics to determme the bent disability of Employee, Employee may employ a physician duly tic in the State of Colorado to give an opinion. If the opinion of Employee's physician shall differ from that of the opinion given by Scangraphics' physician, then the two physicians shall choose a mutually acceptable physician to esamme the Employee and the opinion of the third physician shallbe binding on both parties. In theeventthatthetwo physicians cannot agree onthcthirdphysician within ninety (90) days after the rendering bythe Employee's physician of his opinion then the third physician shall be chosen by the then President of the Colorado Medical Action. In the event that Employee shall be discharged "without cause" the warmnts shall vest.

         IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first above written.


                                    EMPLOYER:

                                    TANGENT ENGINEERING, INC.



                                    By: /s/ Ronald J. Nowak
                                       -------------------------------------
                                            Ronald J. Nowak
                                    Its:    Vice President


                                    AND RATIFIED BY:


                                      /s/ Andrew E. Trolio
                                    ----------------------------------------
                                    Andrew E. Trolio, President
                                    Scangraphics, Inc.
                                    700 Abbott Drive
                                    Broomall, PA  19008

                                    EMPLOYEE:



                                      /s/ Robert A. Garber
                                    ----------------------------------------
                                    Robert A. Garber
                                    14 Inverness Drive East
                                    Suite A-100
                                    Englewood, Colorado  80112


                                    14 Inverness Drive East
                                    Suite A-100
                                    Englewood, Colorado 80112

Number:WC0127                                               **300,000**  Shares


                               SCAN-GRAPHICS, INC.

         Incorporated under the laws of the Commonwealth of Pennsylvania


This certifies that Robert J. Borphofen (the " holder") is the owner of 300,000 Common Stock Purchase Warrants (the "Warrants"), each Warrant giving the holder the right to purchase one (1) fully paid and non-assessable share of Common Stock, $.001 par value, of Scan-Graphics, Inc. (the "Company") at any time through December 31, 2000, (the "exercise date") at an exercise price of $3.00 per Warrant and subject to the terms, conditions and limitations set forth herein. The shares of Common Stock underlying these Warrants shall have "piggy back registration rights" and will therefore be included in the next registration statement to be filed with the SEC. The first 100,000 Warrants shall vest, commencing on the 1st day of the fifth month of employment, in thirty-two equal monthly installments of 3,125 shares of Common Stock per month, for a total of 100,000 Warrants to be vested upon Tangent achieving $12,000,000 in cumulative gross revenues of Tangent's products by December 31, 1998 including Tangent's revenues for fiscal 1995. These Warrants are issued to holder subject to the terms and conditions of the attached Employment Agreement.

As if Midnight of the exercise date, any unexercised Warrants issued herein will automatically and without notice terminate and become null and void, unless extended by action of the Board of Directors. Any exercise of these Warrants shall be in writing, addressed to the Secretary of the Corporation at its principal place of business, using the form attached hereto, and shall be accompanied by payment in full by check.

In the event at the time of exercise of the Warrants, there does not exist a Registration Statement on an appropriate Form under the Securities Act of 1933, as amended (the "Act") which registration Statement shall have become effective and shall be current with respect to the underlying shares being purchased, and in the opinion of counsel to the Company such underlying shares will upon issuance be "restricted" securities within the meaning of Rule 144 under the Act, you will represent and warrant to the Company (i) that, upon exercise of the Warrants, you are purchasing the underlying shares for resale or distribution of any such underlying shares shall be made either pursuant to (x) a Registration Statement on an appropriate Form under the Act, which Registration Statement shall have become effective and shall be current with respect to the underlying shares being sold, or (y) a specific exemption from the registration requirements of the Act, but in claiming such exemption, you shall, prior to any offer for sale or sales of such underlying shares, obtain a favorable written opinion from counsel for, approved by the Company, as to the applicability of such exemption.

In Witness Whereof , the said Corporation has caused this Certificate to be signed by its authorized officers, and its Corporate Seal, to be hereunto affixed this 29th day of December,